SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                        Occidental Petroleum Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

[OXY LOGO]

                        OCCIDENTAL PETROLEUM CORPORATION

     [ NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT ]

                                                                            2001


                                March 12, 2001

Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Occidental's 2001
Annual Meeting of Stockholders, which will be held on Friday, April 20, 2001, at the Starlight Ballroom, Fairmont Miramar Hotel,
101 Wilshire Boulevard, Santa Monica,
California.

Attached is the Notice of Meeting and the Proxy Statement, which describes in detail the matters on which you are being asked to vote.
These matters include electing the directors, ratifying the selection of independent public accountants, approving Occidental's 2001
Incentive Compensation Plan and transacting any other business that properly comes before the meeting, including any stockholder proposals.

Also enclosed are a Report to Stockholders, in
which senior management discusses highlights
of the year, and Occidental's Annual Report on
Form 10-K. As in the past, at the meeting                 FRIDAY, APRIL 20, 2001
there will be a report on operations and an                   Starlight Ballroom
opportunity to ask questions.                             Fairmont Miramar Hotel
                                                          101 Wilshire Boulevard
Whether you plan to attend the meeting or not,          Santa Monica, California
I encourage you to vote promptly so that your
shares will be represented and properly voted
at the meeting.                                                    MEETING HOURS
                                                   Registration Begins 9:30 A.M.
Sincerely yours,                                              Meeting 10:30 A.M.

/s/ RAY R. IRANI
                                                             ADMISSION TICKET OR
Ray R. Irani, Chairman and Chief Executive           CURRENT BROKERAGE STATEMENT
Officer                                                   REQUIRED FOR ADMISSION

                        OCCIDENTAL PETROLEUM CORPORATION
             10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      o o o
                                                                  March 12, 2001

To Our Stockholders:

     Occidental's 2001 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, April 20, 2001, at the Starlight Ballroom, Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California. This year, instead of lunch, coffee and rolls will be provided before the meeting begins.

     At the meeting, stockholders will act on the following matters:

     1.   Election of directors;

     2.   Ratification of independent public accountants;

     3.   Approval of the 2001 Incentive Compensation Plan; and

     4. Consideration of other matters properly brought before the meeting, including stockholder proposals. The Board of Directors knows of two stockholder proposals that may be presented.

     These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Items 1, 2 and 3 and AGAINST Items 4, and 5 as listed on the proxy card.

     Stockholders of record at the close of business on March 2, 2001, are entitled to receive notice of, to attend and to vote at, the meeting.

     Whether you plan to attend or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

Sincerely,

/s/ DONALD P. DE BRIER

Donald P. de Brier
Executive Vice President,
General Counsel and Secretary

                                 PROXY STATEMENT
                                TABLE OF CONTENTS
                                      o o o

GENERAL INFORMATION............................................................1

ELECTION OF DIRECTORS..........................................................2

   Information Regarding the Board of
   Directors and its Committees................................................5

   Certain Relations and Related Transactions..................................6

   Section 16(a) Beneficial Ownership
   Reporting Compliance........................................................6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT..........................................................7

EXECUTIVE COMPENSATION.........................................................8

   Compensation Tables.........................................................8

   Employment Agreements......................................................11

   Report of the Compensation Committee.......................................13

   Performance Graph..........................................................16

REPORT OF THE AUDIT COMMITTEE.................................................17

AUDIT AND OTHER FEES..........................................................17

RATIFICATION OF THE SELECTION OF INDEPENDENT
PUBLIC ACCOUNTANTS............................................................17

APPROVAL OF THE 2001 INCENTIVE COMPENSATION PLAN..............................17

STOCKHOLDER PROPOSALS.........................................................21

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL
MEETING OF STOCKHOLDERS.......................................................23

CORPORATE GOVERNANCE POLICIES.................................................23

ANNUAL REPORT.................................................................24

EXHIBIT A-- AUDIT COMMITTEE CHARTER..........................................A-1

EXHIBIT B--2001 INCENTIVE COMPENSATION PLAN..................................B-1

                        OCCIDENTAL PETROLEUM CORPORATION
             10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                      o o o

                               GENERAL INFORMATION
                                      o o o

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on April 20, 2001, and at any adjournment of the meeting.

ADMISSION TO MEETING

     Attendance is limited to stockholders and one guest per stockholder. If you plan to attend the meeting in person and you are a stockholder of record, you must bring the admission ticket attached to your proxy or information card. If your shares are held in the name of a bank, broker or other holder of record, you will be admitted only if you have proof of ownership on the record date, such as a bank or brokerage account statement. In addition to your admission ticket or account statement, you may be asked to present valid picture identification, such as a driver's license or passport.

VOTING RIGHTS

     This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 12, 2001, to each stockholder of record as of March 2, 2001, which is the record date for the determination of stockholders entitled to receive notice of, to attend and to vote at, the meeting. As of the record date, Occidental had outstanding and entitled to vote 370,268,371 shares of common stock. A majority of outstanding shares must be represented at the meeting, in person or by proxy, to constitute a quorum and to transact business. The record holder of each share of common stock entitled to vote at the meeting will have one vote for each share held. Stockholders may not cumulate their votes.

VOTE REQUIRED

     Directors are elected by a plurality of votes cast, excluding broker nonvotes. A majority of the shares of common stock represented at the meeting and entitled to vote must vote for to approve all other matters. Abstentions and broker nonvotes have the same effect as votes against on matters other than the election of directors and the approval of the 2001 Incentive Compensation Plan. With respect to such plan, abstentions will have the same effect as votes against the proposal and broker non-votes will be disregarded.

VOTING OF PROXIES

     The Board of Directors has designated Drs. Ray R. Irani and Dale R. Laurance and Mr. Aziz D. Syriani, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions on the proxy card. If no instructions are specified on the proxy card, the shares will be voted:

     o    FOR all nominees for directors (see page 2);

     o    FOR the ratification of the independent accountants (see page 17);

     o    FOR the Approval of the 2001 Incentive Compensation Plan (see page
          17); and

     o    AGAINST each of the stockholder proposals (see page 21).

     In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter presented at the meeting in accordance with Occidental's By-laws.

CONFIDENTIAL VOTING

     All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you write comments on the proxy forms, or the proxy solicitation is contested.

REVOKING A PROXY

     You may revoke your proxy or change your vote before the meeting by filing a revocation with the Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION EXPENSES

     Expense of this solicitation will be paid by Occidental. Georgeson Shareholder Communications Inc. has been retained to solicit proxies and assist in distribution and collection of proxy material for a fee estimated at $15,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of the common stock. In addition, Occidental's officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.

                              ELECTION OF DIRECTORS
                                      o o o

     Unless otherwise specified on the proxy card, proxies received will be voted FOR Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick,
J. Roger Hirl, Dr. Ray R. Irani, Dr. Dale R. Laurance, Irvin W. Maloney, Rodolfo Segovia, Aziz D. Syriani and Rosemary Tomich to serve for a one-year term ending at the 2001 annual meeting, but, in any event, until his or her successor is elected and qualified, unless ended earlier due to death, resignation, disqualification or removal from office. In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

     The following biographical information is furnished with respect to each of the nominees for election at the 2001 annual meeting.

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[PHOTOGRAPH]        RONALD W. BURKLE, 48

                    Mr. Burkle is the managing partner and majority owner of The Yucaipa Companies, a private investment firm that invests primarily its own capital. He is also the largest shareholder of Golden State Foods, the largest supplier of food products to McDonald's and is Trustee of the John F. Kennedy Center for the Performing Arts, Trustee of the J. Paul Getty Trust and a member of the Board of the Carter Center. Mr. Burkle is also a director of KB Home.

                    Director since 1999

--------------------------------------------------------------------------------

[PHOTOGRAPH]        JOHN S. CHALSTY, 67

                    Mr. Chalsty has been Senior Advisor to Credit Suisse First Boston since 2001. He was Chairman of Donaldson, Lufkin & Jenrette, Inc., an investment banking firm, from 1996 through 2000 and served as President and Chief Executive Officer from 1986 to 1996. He is also a director of AXA Financial, Inc., Sappi, Ltd. and IBP, inc.

                    Director since 1996

--------------------------------------------------------------------------------

[PHOTOGRAPH]        EDWARD P. DJEREJIAN, 62

                    Ambassador Djerejian has been founding Director of the James
                    A. Baker III Institute for Public Policy at Rice University since 1994. Before that, he had a career in foreign service that included serving as United States Ambassador to Israel from 1993 to 1994, as Assistant Secretary of State for Near Eastern Affairs from 1991 to 1993 and as U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991. Ambassador Djerejian is also a director of GLG Universal Investments and Global Industries, Ltd.

                    Director since 1996

--------------------------------------------------------------------------------

[PHOTOGRAPH]        JOHN E. FEICK, 57

                    Since 1995, Mr. Feick has been President, Chief Executive Officer and a major stockholder of Matrix Solutions Inc., a provider of environmental remediation and reclamation services. He is also chairman and a partner in Kemex Engineering Services, Ltd., which offers engineering and design services to the petrochemical, refining and gas processing industries. He was president and chief operating officer of Novacor Chemicals, a subsidiary of Nova Corporation, from 1984 to 1994. Mr. Feick is also a director of Fort Chicago Energy Partners L.P.

                    Director since 1998

--------------------------------------------------------------------------------

[PHOTOGRAPH]        J. ROGER HIRL, 69

                    Mr. Hirl has been President and Chief Operating Officer of Occidental Chemical Corporation since 1983, its Chief Executive Officer since 1991 and an Executive Vice President of Occidental since 1984. He is also a director of the Armand Products Company.

                    Director since 1988

--------------------------------------------------------------------------------

[PHOTOGRAPH]        DR. RAY R. IRANI, 66

                    Dr. Irani has been Chairman and Chief Executive Officer of Occidental since 1990 and a director since 1984. He served as President from 1984 until July 1996. He was Chief Operating Officer from 1984 to 1990. He was Chairman of the Board of Directors of Canadian Occidental Petroleum Ltd. (now Nexen Inc.) from 1987 to 1999, and was Honorary Chairman of the Board from 1999 to 2000. Dr. Irani is also a director of Cedars Bank, Health Net, ICN Pharmaceuticals, Inc. and KB Home.

                    Director since 1984

--------------------------------------------------------------------------------

[PHOTOGRAPH]        DR. DALE R. LAURANCE, 55

                    Dr. Laurance has been President of Occidental since 1996 and a director of Occidental since 1990. Since 1999, he has been Chairman of the Board, President and Chief Executive Officer of Occidental Oil and Gas Corporation. He is also a director of Jacobs Engineering Group Inc.

                    Director since 1990

--------------------------------------------------------------------------------

[PHOTOGRAPH]        IRVIN W. MALONEY, 70

                    From 1992 until his retirement in 1998, Mr. Maloney was President and Chief Executive Officer of Dataproducts Corporation, which designs, manufactures and markets printers and supplies for computers.

                    Director since 1994

--------------------------------------------------------------------------------

[PHOTOGRAPH]        RODOLFO SEGOVIA, 64

                    Mr. Segovia is on the Executive Committee of Inversiones Sanford, a diversified investment group with emphasis in petrochemicals, specialty chemicals and plastics. A former president of the Colombian national oil company (Ecopetrol) as well as Minister and Senator of the Republic of Colombia, he has been president and CEO of Sanford's PVC company and, from 1996 to 1998, of its polypropylene venture. In 1999, he was visiting Professor of Management at Lehigh University.

                    Director since 1994

--------------------------------------------------------------------------------

[PHOTOGRAPH]        AZIZ D. SYRIANI, 58

                    Mr. Syriani has served since 1978 as the President and Chief Operating Officer of The Olayan Group, a diversified trading, services and investment organization with activities and interests in the Middle East and elsewhere. Mr. Syriani is also a director of The Credit Suisse Group.

                    Director since 1983
                    Lead Independent Director since 1999

--------------------------------------------------------------------------------

[PHOTOGRAPH]        ROSEMARY TOMICH, 63

                    Miss Tomich has been owner of the Hope Cattle Company since 1958 and the A. S. Tomich Construction Company since 1970. She is also Chairman of the Board of Directors and Chief Executive Officer, Livestock Clearing, Inc. and a director of ICN Pharmaceuticals, Inc. and was a Founding Director of the Palm Springs Savings Bank. Miss Tomich is also on the Advisory Board of the University of Southern California School of Business Administration, the Board of Councillors for the School of Letters and Sciences at the University of Southern California and the UCLA Foundation Board of Councillors.

                    Director since 1980

         INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
--------------------------------------------------------------------------------

   LEAD INDEPENDENT DIRECTOR                  COMPENSATION COMMITTEE
        Aziz D. Syriani                          Ronald W. Burkle
                                                  John S. Chalsty
                                            Irvin W. Maloney (chairman)
      EXECUTIVE COMMITTEE                         Rosemary Tomich
  Dr. Ray R. Irani (chairman)
     Dr. Dale R. Laurance          NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
       Irvin W. Maloney                         Edward P. Djerejian
        Aziz D. Syriani                     Aziz D. Syriani (chairman)
        Rosemary Tomich                           Rosemary Tomich

        AUDIT COMMITTEE             ENVIRONMENTAL, HEALTH AND SAFETY COMMITTEE
       Irvin W. Maloney                         Edward P Djerejian
        Aziz D. Syriani                            John E. Feick
  Rosemary Tomich (chairman)                Rodolfo Segovia (chairman)
                                                  Rosemary Tomich

--------------------------------------------------------------------------------

     The Board of Directors held 6 regular meetings during 2000. Each director attended at least 75 percent of the meetings of the Board of Directors and the committees of which he or she was a member.

     In 2000, the Board of Directors had a Lead Independent Director and five standing committees: Executive; Audit; Compensation; Nominating and Corporate Governance; and Environmental, Health and Safety. The general duties of the Lead Independent Director and the committees are described below. From time to time, the Board of Directors delegates additional duties to the standing committees.

     The Lead Independent Director coordinates the activities of the independent directors, advises the Chairman on the schedule and agenda for Board meetings, assists in assuring compliance with Occidental's corporate governance policies, assists the Compensation Committee in evaluating the Chairman's performance and recommends to the Chairman membership of the various Board committees.

     The Executive Committee, to the extent permitted by law, exercises the powers of the Board of Directors with respect to the management of the business and affairs of Occidental between meetings of the Board of Directors. The Executive Committee did not act during 2000.

     The Audit Committee recommends the firm of independent public accountants to audit the consolidated financial statements, books, records and accounts of Occidental and its subsidiaries; discusses the scope and results of the audit with the independent public accountants; discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the accountants and with management; reviews all reports of internal audits submitted to the Audit Committee and management's responses thereto; reviews the appointment of the senior internal auditing executive; and oversees all matters relating to Occidental's compliance program. The complete charter of the Audit Committee is set forth in Exhibit A. All of the members of the Audit Committee meet the independence standards of Section 303.01(b)(2) and (3) of the New York Stock Exchange's listing standards. The Audit Committee held 6 meetings in 2000. The Audit Committee Report with respect to Occidental's financial statements begins on page 17.

     The Compensation Committee administers Occidental's stock-based incentive compensation plans, including selecting participants, making grants and setting performance targets; periodically reviews the performance of the plans and their rules; reviews and approves the annual salaries, bonuses and other benefits of all executive officers; reviews new executive compensation programs; and periodically reviews the operation of existing executive compensation programs as well as policies for the administration of executive compensation. The Compensation Committee held 7 meetings in 2000. The Compensation Committee's report on executive compensation begins at page 13.

     The Nominating and Corporate Governance Committee recommends candidates for election to the Board and, in addition, is responsible for compliance with Occidental's Governance Policies. The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if the stockholder recommendations are forwarded to the Secretary of Occidental and are otherwise in compliance with Occidental's By-laws. Under Occidental's By-laws, nominations for directors, other than those made by the Board of Directors, must be received 70 to 90 days prior to the anniversary date of the prior year's annual meeting. If the meeting date is not within 30 days of the anniversary date, the nomination must be received not later than the tenth day following the earlier of the day on which the notice of the meeting date was mailed or the day public disclosure of the new date was made. The stockholder's nomination must include the information required by the By-laws. The Nominating and Corporate Governance Committee held 4 meetings in 2000.

     The Environmental, Health and Safety Committee reviews and discusses with management the status of health, environment and safety issues, including compliance with applicable laws and regulations, the results of internal compliance reviews and remediation projects; and reports periodically to the Board on environmental, health and safety matters affecting Occidental and its subsidiaries. The Environmental, Health and Safety Committee held 6 meetings in 2000.

COMPENSATION OF DIRECTORS

     For the term expiring at the 2001 Annual Meeting, non-employee directors were paid a retainer of $30,000 per year, plus $1,000 for each meeting of the Board of Directors or of its committees they attend and, pursuant to the 1996 Restricted Stock Plan for Non-Employee Directors, received an annual grant of 2,500 shares of Common Stock, plus an additional 200 shares of Common Stock for each committee he or she chairs. The retainer and attendance fee will increase after the Annual Meeting to $35,000 per year and $1,250 per meeting, respectively. In addition, Occidental reimburses directors for expenses related to service on the Board, pays the premiums for one non-employee director who participates in the Occidental Petroleum Corporation Insured Medical Plan and, subject to availability, permits directors to make use of company aircraft. One director also received $1,000 for each meeting of the directors of the Occidental Petroleum Charitable Foundation, Inc. she attended. The Foundation held one meeting in 2000. Employee directors do not receive compensation for serving as directors.


CERTAIN RELATIONS AND RELATED
TRANSACTIONS
--------------------------------------------------------------------------------

     Occidental from time to time uses the services of various investment banking firms, including Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), of which Mr. Chalsty was Chairman. The compensation paid to DLJ for services rendered to Occidental during 2000 did not exceed five percent of DLJ's consolidated gross revenues for its last full fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental's executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental's equity securities are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock. Copies of such reports are required to be furnished to Occidental. Based solely on its review of the copies of the reports furnished to Occidental, or written representations that no reports were required, Occidental believes that, during 2000, all persons required to report complied with the Section 16(a) requirements, except for Dr. Ray R. Irani and Lawrence P. Meriage, Vice President Communications and Public Relations. With respect to Dr. Irani, one report failed to reflect shares withheld to satisfy taxes on vested restricted stock. With respect to Mr. Meriage, his initial Form 3 was filed late.

                              SECURITY OWNERSHIP OF
                            CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT
                                      o o o

     At the close of business on March 2, 2001, the beneficial owners of common stock shown below were the only persons known to Occidental to be the beneficial owners of five percent or more of the outstanding voting securities of Occidental.

-------------------------------------     ------------     -----------
                                                            PERCENT OF
                                                           OUTSTANDING
                                            NUMBER OF        COMMON
NAME AND ADDRESS                          SHARES OWNED        STOCK
-------------------------------------     ------------     -----------
AXA Financial Inc.                          52,643,200(1)        14.3%
  1290 Avenue of the Americas
  New York, New York 10104

Barrow, Hanley, Mewhinney &                 30,772,714(2)         8.3%
Strauss, Inc.
  One McKinney Plaza
  3232 McKinney  Avenue, 15th Floor
  Dallas, Texas 75024-2429.

Dodge & Cox                                 18,722,309(3)         5.1%
  One Sansome Street, 35th Floor
  San Francisco, California 94104
-------------------------------------     ------------     -----------

     (1) Pursuant to the Schedule 13G filed as of February 12, 2001, with the Securities and Exchange Commission ("SEC"), AXA Financial, Inc. and the group of companies identified therein, have sole voting power for 26,320,812 shares, shared voting power for 6,641,196, sole investment power for 52,632,000 of the shares, and shared investment power for 11,200 shares. In October 2000, AXA Financial Inc., through its subsidiary Alliance Capital Management L.P., acquired beneficial ownership of the shares that were formerly owned by Sanford
C. Bernstein & Co.

     (2) Pursuant to the Schedule 13G filed as of February 12, 2001, with the SEC, Barrow, Hanley, Mewhinney & Strauss, Inc. has sole voting power for 7,366,250 shares, shared voting power for 23,406,464 shares and sole investment power for all of the shares. Occidental has been advised that 20,333,900 of the shares (5.1% of the class) are held by Barrow, Hanley as manager of Vanguard Windsor Funds - Vanguard Windsor II Fund.

     (3) Pursuant to the Schedule 13G filed with the SEC as of February 14, 2001, Dodge & Cox has sole voting power for 17,467,909 shares and sole investment power for all of the shares.

     The following table sets forth certain information regarding the beneficial ownership of common stock as of February 28, 2001, by each of the named executive officers, the directors of Occidental and all executive officers and directors as a group.

----------------------     ----------------     ---------------
                                                  PERCENT OF
                           NUMBER OF SHARES      OUTSTANDING
NAME                           OWNED(1)         COMMON STOCK(2)
----------------------     ----------------     ---------------
Ronald W. Burkle                     14,500
John S. Chalsty                       8,280
Stephen I. Chazen                   474,396
Donald P. de Brier                  380,197
Edward P. Djerejian                   5,306
John E. Feick                         5,500
J. Roger Hirl                       474,554
Ray R. Irani                      2,542,496
Dale R. Laurance                    897,841
Irvin W. Maloney                      8,694
Rodolfo Segovia                       6,774(3)
Aziz D. Syriani                       7,650
Rosemary Tomich                      10,750
----------------------     ----------------     ---------------
All executive officers
and directors as a
group (24 persons)                6,415,344(4)             1.7%
----------------------     ----------------     ---------------

     (1) Does not include share units or shares acquired after December 31, 2000, under the Occidental Petroleum Corporation Savings Plan (the "Savings Plan") or the Dividend Reinvestment Plan, respectively. Each executive officer and director possesses sole voting and investment power with respect to the shares listed, except for 129,178 shares held by Dr. Irani, 61,269 shares held by Dr. Laurance, 4,930 shares held by Mr. Hirl, 72,602 shares held by Mr. Chazen and 52,646 shares held by Mr. de Brier, for which investment power had not vested pursuant to the Occidental Petroleum Corporation 1995 Incentive Stock Plan and 4,500 shares held by Mr. Burkle, 3,280 shares held by Mr. Chalsty, 5,106 shares held by Mr. Djerejian, 4,500 shares held by Mr. Feick, 5,650 shares held by Mr. Maloney, 5,576 shares held by Mr. Segovia, 6,650 shares held by Mr. Syriani and 6,250 shares held by Miss Tomich, for which investment power has not vested under the 1996 Restricted Stock Plan for Non-Employee Directors. Shares shown also include the following shares subject to options exercisable on February 28, 2001, or becoming exercisable within 60 days thereafter: Dr. Irani, 1,783,334 shares; Dr. Laurance, 626,667 shares; Mr. Hirl, 420,001 shares; Mr. Chazen, 373,334 shares and Mr. de Brier, 310,001 shares.

     (2) Less than one percent for each person listed.

     (3) Holdings include 5,000 shares held by Mr. Segovia as trustee for the benefit of his children.

     (4) Holdings include 3,513,337 shares that certain executive officers and directors could acquire upon the exercise of options exercisable on February 28, 2001, or becoming exercisable within 60 days thereafter, as well as 320,625 shares issued pursuant to the 1995 Incentive Stock Plan for which investment power had not vested.

                             EXECUTIVE COMPENSATION
                                      o o o
                               COMPENSATION TABLES

     Set forth below are tables showing: (1) in summary form, the compensation paid, for the years shown in the table, to Dr. Irani and the four other highest-paid executive officers of Occidental serving as executive officers on December 31, 2000; (2) the options and stock appreciation rights granted to such executives in 2000; (3) exercise and year-end value information pertaining to stock options and stock appreciation rights granted to such executives; and (4) long-term incentive plan awards granted and paid to such executives with respect to their performance through 2000.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------
                                        Annual Compensation                       Long-Term Compensation
                              --------------------------------------     ---------------------------------------
                                                                                   Awards               Payouts
                                                                         --------------------------   ----------
                                                            Other        Restricted    Securities
                                                          Annual(1)         Stock      Underlying        LTIP        All Other
Name and                        Salary        Bonus     Compensation     Award(s)(2)   Options/SARs   Payouts(3)   Compensation
Principal Position     Year       ($)          ($)           ($)             ($)           (#)            ($)           ($)
--------------------   ----   ----------   ----------   ------------     -----------   ------------   ----------   ------------
Ray R. Irani,          2000   $1,250,000   $2,125,000   $    202,575(4)  $   596,000        750,000   $        0   $    332,250(5)
Chairman and Chief     1999   $1,200,000   $1,620,000   $    636,800(4)  $ 2,057,998        800,000   $        0   $    389,634(5)
Executive Officer      1998   $1,200,000   $        0   $          0     $   479,992        325,000   $        0   $    307,212(5)

Dale R. Laurance,      2000   $  990,000   $1,386,000   $     94,844(6)  $   199,660        375,000   $  451,268   $    246,964(7)
President              1999   $  950,000   $1,026,000   $     88,868(6)  $ 1,045,994        430,000   $  331,836   $    253,878(7)
                       1998   $  950,000   $        0   $     71,146(6)  $   237,490        150,000   $        0   $    217,383(7)

J. Roger Hirl,         2000   $  640,000   $  250,000   $     90,198(8)  $    95,956        200,000   $  216,868   $    159,966(9)
Executive Vice         1999   $  615,000   $  316,000   $     91,160(8)  $         0        265,000   $  204,010   $    141,670(9)
President              1998   $  615,000   $        0   $     91,047(8)  $   106,199        100,000   $        0   $    103,286(9)

Stephen I. Chazen,     2000   $  572,000   $  687,000   $          0     $   939,535        500,000   $  145,864   $    149,272(10)
EVP and Chief          1999   $  520,000   $  468,000   $          0     $   499,998        290,000   $  136,627   $    118,706(10)
Financial Officer      1998   $  520,000   $        0   $          0     $    86,413        100,000   $        0   $     82,380(10)

Donald P. de Brier     2000   $  530,000   $  530,000   $          0     $    78,124        175,000   $  176,564   $     88,560(11)
EVP, General Counsel   1999   $  500,000   $  450,000   $          0     $   999,996        220,000   $  164,696   $     79,635(11)
and Secretary          1998   $  500,000   $        0   $          0     $    86,413         80,000   $        0   $     79,079(11)
--------------------   ----   ----------   ----------   ------------     -----------   ------------   ----------   ------------

     (1) "0" indicates that, for the year indicated, the executive officer listed did not receive perquisites or other personal benefits, securities or property that exceeded the lesser of $50,000 or 10 percent of the salary and bonus for such officer.

    (2) Includes awards made in February 2001 to each of the executive officers listed pursuant to the Occidental Petroleum Corporation 1995 Incentive Stock Plan, subject to a three year restricted period and an award in April 2000 to Mr. Chazen which is subject to a four year restricted period. As of December 31, 2000, Dr. Irani held 235,889 shares of restricted stock, having a value of $5,720,708; Dr. Laurance 68,276 shares, having a value of $1,165,693; Mr. Hirl 7,974 shares, having a value of $193,370; Mr. Chazen 89,560 shares, having a value of $2,171,630; and Mr. de Brier 55,122 shares, having a value of $1,336,709.

     (3) The payout was determined based on a peer company comparison of total stockholder return. See "Report of the Compensation Committee" at page 13 for information concerning the modification of the awards to adjust for peer group companies that have merged or ceased to exist during the Performance Period. "0" indicates that the executive officer listed did not receive an award and therefore was not eligible for a payout.

     (4) Includes for 2000 and 1999, respectively, unless otherwise noted:
$25,000 and $54,882 for club dues; $177,575 and $95,000 for tax preparation services and $486,918 of reimbursements (1999 only), pursuant to Dr. Irani's employment agreement prior to its 1997 amendment, for state income tax expenditures for periods prior to 1997.

     (5) Includes for 2000, 1999 and 1998, respectively, unless otherwise noted:
$13,144, $122,472 and $123,065 of director's fees paid by an equity investee of Occidental; $8,925, $7,200 and $7,200 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the "Savings Plan"); $10,875, $13,200 and $13,200 credited pursuant to the Occidental Petroleum Corporation Retirement Plan (the "Retirement Plan"), a tax-qualified, defined contribution plan that provides retirement benefits for salaried employees of Occidental and certain of its subsidiaries; $143,170, $133,785 and $133,680 credited pursuant to the Occidental Petroleum Corporation Supplemental Retirement Plan (the "Supplemental Retirement Plan"), a nonqualified plan that was established to provide designated senior executives of Occidental and its subsidiaries with benefits that will compensate them for certain limitations imposed by federal law on contributions that may be made pursuant to the Retirement Plan and Savings Plan; and $156,136, $112,977 and $30,067 of accrued interest on deferred compensation.

     (6) Includes for 2000, 1999 and 1998, respectively, unless otherwise noted, $31,388, $34,999 and $11,001 for club membership and dues; $43,162; $48,795 and
$59,145 for personal use of company aircraft; and $20,294, $5,074 and $1,000 for tax preparation services.

     (7) Includes for 2000, 1999 and 1998, respectively, unless otherwise noted:
$17,288, $67,872 and $58,956 of director's fees paid by an equity investee of Occidental; $8,925, $7,200 and $7,200 credited pursuant to the Savings Plan; $10,875, $13,200 and $13,200 credited pursuant to the Retirement Plan; $149,317, $134,497 and $132,930 credited pursuant to Supplemental Retirement Plan; $60,559, $31,109 and $5,097 of accrued interest on deferred compensation.

     (8) Includes for 2000, 1999 and 1998, respectively, unless otherwise noted:
$56,479, $48,011 and $53,077 for personal use of company aircraft; $3,300, $3,300 and $10,251 for tax and financial planning services; $27,975, $36,360 and $25,434 for club dues and; $2,444, $3,489 and $2,285 for automobile maintenance.

     (9) Includes for 2000, 1999, and 1998, respectively, unless otherwise noted: $8,925, $7,200 and $7,200 credited pursuant to the Savings Plan; $10,875, $11,600 and $11,600 credited pursuant to the Retirement Plan; $88,024, $80,068 and $79,255 credited pursuant to the Supplemental Retirement Plan; and $52,142 $42,802 and $5,231 of accrued interest on deferred compensation.

     (10) Includes for 2000, 1999 and 1998, respectively, unless otherwise noted: $8,925, $7,200 and $7,200 credited pursuant to the Savings Plan; $10,875, $13,200 and $13,200 credited pursuant to the Retirement Plan; $76,115, $62,580 and $61,980 credited pursuant to the Supplemental Retirement Plan; and $53,357, and 35,726 of accrued interest on deferred compensation (2000 and 1999 only).

     (11) Includes for 2000, 1999 and 1998 respectively, unless otherwise noted:
$8,925; $7,200 and $7,200 credited pursuant to the Savings Plan; $10,875, $13,200 and $13,200 credited pursuant to the Retirement Plan; and $68,760, $59,235 and $58,679 credited pursuant to the Supplemental Retirement Plan.

                            OPTION/SAR GRANTS IN 2000

------------------------------------------------------------------------------------------------------------------
                          Number        Percent of                                     Potential Realizable Value
                      of Securities        Total                                        at Assumed Annual Rates
                        Underlying     Options/SARs                                   of Stock Price Appreciation
                       Options/SARs     Granted to      Exercise or                        for Option Term(4)
                        Granted(1)     Employees in    Base Price(2)    Expiration    ---------------------------
Name                       (#)             2000          ($/Share)        Date(3)          5%             10%
------------------    -------------    ------------    -------------    ----------    -----------    ------------
Ray R. Irani                  4,980           0.09%         $20.0625      07/19/10    $    62,834    $    159,233
                            745,020          13.36%         $20.0625      07/19/10    $ 9,400,065    $ 23,821,611

Dale R. Laurance              4,980           0.09%         $20.0625      07/19/10    $    62,834    $    159,233
                            370,020           6.63%         $20.0625      07/19/10    $ 4,668,616    $ 11,831,189

J. Roger Hirl                 4,980           0.09%         $20.0625      07/19/10    $    62,834    $    159,233
                            195,020           3.50%         $20.0625      07/19/10    $ 2,460,606    $  6,235,659

Stephen I. Chazen           250,000           4.48%         $21.8750      05/01/10    $ 3,439,267    $  8,715,779
                              4,980           0.09%         $20.0625      07/19/10    $    62,834    $    159,233
                            245,020           4.39%         $20.0625      07/19/10    $ 3,091,466    $  7,834,382

Donald P. de Brier            4,980           0.09%         $20.0625      07/19/10    $    62,834    $    159,233
                            170,020           3.05%         $20.0625      07/19/10    $ 2,145,176    $  5,436,297
------------------    -------------    ------------    -------------    ----------    -----------    ------------

     (1) In May 2000, Mr. Chazen received a grant of non-qualified stock options ("NQSs") and, in July 2000, each of the named executive officers received a simultaneous grant of Incentive Stock Options ("ISOs") and NQSOs. The ISOs are listed first in the foregoing table and the NQSOs are listed second, except Mr. Chazen's ISO's are listed second. The ISOs and NQSOs were granted subject to a three-year vesting period, with approximately one-third of the options granted becoming exercisable each year commencing on the first anniversary of the grant date and ending on the third anniversary. The vesting and exercisability of the options will be accelerated in the event of a Change of Control (as defined in the 1995 Incentive Stock Plan). No stock appreciation rights were granted in 2000.

     (2) Options are granted at market price on the day of the grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

     (3) The options were granted for terms of 10 years, in each case subject to earlier termination upon the termination of an optionee's employment; after which termination, the options that have vested remain exercisable (depending on the cause of termination) for a period of up to the remaining term of each option in the case of ISOs and NQSOs. However, under the provisions of his respective employment agreements the options granted to Dr. Irani become fully vested immediately in the event of termination by Occidental or his retirement and are then exercisable for the remaining term of the option. Under the terms of his employment agreement, the options granted to Dr. Laurance become fully vested immediately in the event of termination by Occidental and are exercisable for the remaining term of the option. Under the terms of their respective employment agreements, the options granted to Messrs. Hirl, Chazen and de Brier continue to vest and are exercisable for the remaining term of the agreement. See "Employment Agreements" below.

     (4) The dollar amounts in these columns are the result of calculations at the 5% and 10% annual appreciation rates for the term of the options (10 years) as required by the Securities and Exchange Commission, and therefore are not intended to predict future appreciation, if any, in the price of Occidental common stock.

                    AGGREGATED OPTIONS/SAR EXERCISES IN 2000
                     AND DECEMBER 31, 2000 OPTION/SAR VALUES

----------------------------------------------------------------------------------------------------------------
                                                        Number of Securities            Value of Unexercised
                                                       Underlying Unexercised         In-the-Money Options/SARs
                         Shares                       Options/SARs at 12/31/00             at 12/31/00(2)
                        Acquired        Value       ----------------------------    ----------------------------
                      on Exercise    Realized(1)    Exercisable    Unexercisable    Exercisable    Unexercisable
Name                      (#)            ($)            (#)             (#)             ($)             ($)
------------------    -----------    -----------    -----------    -------------    -----------    -------------
Ray R. Irani               0             $0           1,683,334        2,191,666      4,618,751        6,265,614

Dale R. Laurance           0             $0             583,334        1,361,666      1,347,506        3,132,806

J. Roger Hirl              0             $0             390,001          734,999        916,878        1,837,498

Stephen I. Chazen          0             $0             343,334        1,051,666        890,001        2,703,124

Donald P. de Brier         0             $0             286,668          598,332        615,006        1,545,306
------------------    -----------    -----------    -----------    -------------    -----------    -------------

     (1) Represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price.

     (2) The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the common stock on the New York Stock Exchange at 12/31/00 and the option exercise price.

                  LONG-TERM INCENTIVE PLAN -- AWARDS IN 2000(1)

-------------------------------------------------------------------------------------------------------------------
                                                                            Estimated Future Payouts Under
                       Number of Shares,      Performance or                 Non-Stock Price-Based Plans
                            Units or           Other Period       -------------------------------------------------
                          Other Rights       Until Maturation       Threshold           Target           Maximum
Name                          (#)                or Payout        (# of shares)     (# of shares)     (# of shares)
------------------     -----------------     ----------------     -------------     -------------     -------------
Ray R. Irani                      84,680              4 years(2)              0            84,680           169,360

Dale R. Laurance                  47,908              4 years(3)              0            47,908            95,816

J. Roger Hirl                     20,717              4 years(4)              0            20,717            41,434

Stephen I. Chazen                 18,516              4 years(4)              0            18,516            37,032

Donald P. de Brier                17,156              4 years(4)              0            17,156            34,312
------------------     -----------------     ----------------     -------------     -------------     -------------

     (1) Performance Stock Awards were made in January 2000 pursuant to the 1995 Incentive Stock Plan. The number of shares received at the end of the performance period will depend on the attainment of performance objectives based on a peer company comparison of total stockholder return. Depending on Occidental's ranking among its peers and subject to the grantee remaining employed throughout the performance period, the grantee receives shares of common stock in an amount ranging from 0% to 200% of the Target Share Award; provided, however, if the grantee dies, becomes disabled, retires or is terminated for the convenience of the company during the performance period, then the grantee will forfeit the right to receive a pro rata portion of the pay out based on the days remaining in the performance period after such event. During the performance period, dividend equivalents are credited on the Target Shares in an amount equal to the per share dividend declared per share of common stock and cash equal to the dividend equivalent is paid to the grantees. In the event of a Change of Control (as defined in the 1995 Incentive Stock Plan), the grantee's right to receive the number of Target Shares becomes nonforfeitable.

     (2) Under the terms of his employment agreement, any long-term incentive awards granted to Dr. Irani become fully vested immediately in the event of termination by Occidental or his retirement. See "Employment Agreements" below.

     (3) Under the terms of his employment agreement, any long-term incentive awards granted to Dr. Laurance become fully vested immediately in the event of termination by Occidental. See "Employment Agreements" below.

     (4) Under the terms of their respective employment agreements, the performance period for the entire award granted to Messrs. Hirl, Chazen and de Brier continues in the event of termination without cause for the remaining term of the agreement. See "Employment Agreements" below.

EMPLOYMENT AGREEMENTS
--------------------------------------------------------------------------------

    The following are summaries of the employment agreements between Occidental and the executive officers named in the Compensation Tables. Copies of the agreements are available as exhibits to Occidental's periodic reports filed with the Securities and Exchange Commission.

DR. IRANI

     On November 17, 2000, Dr. Irani entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a term expiring on the earlier of Occidental's 2007 Annual Meeting of Stockholders or May 30, 2007 with an annual salary at a minimum rate of $1,250,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Compensation Committee. In addition, Dr. Irani is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Irani will receive life insurance at least equal to three times his highest career annual salary, which life insurance shall be assignable at Dr. Irani's option. During the term of his employment, Dr. Irani will receive six weeks paid vacation each calendar year (which will accrue and for which he will be entitled to be paid for any accrued but unused vacation time upon termination of the agreement) and the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote (4) to the Compensation Table on page 8.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Irani will continue to receive life insurance equal to twice his highest career annual salary, medical benefits and the personal tax, accounting and financial planning services currently provided to him. Upon retirement, notwithstanding the provisions of the award agreements, all of Dr. Irani's unvested stock options and restricted stock awards will immediately vest and his performance stock awards will become immediately vested and fully payable. If the agreement is terminated due to Dr. Irani's death, Dr. Irani's estate will be entitled to a pro-rata portion of any bonus he was eligible to receive for the year of his death. If Dr. Irani is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Irani is terminated by Occidental for any reason, or if Dr. Irani terminates employment because Occidental materially breaches the agreement, Dr. Irani is entitled to receive three times his highest annual salary and bonus for any calendar year commencing with January 1, 2000 (subject to certain offsets of disability benefits in the case of termination due to disability), without obligation to mitigate, payable, at Dr. Irani's option, in equal monthly installments over three years or in an undiscounted lump sum. In such event of termination, Dr. Irani is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, his existing perquisites and the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment Dr. Irani is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Irani with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Irani may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Irani continues to have substantially the same executive duties and reports to the acquirer's board of directors. The agreement also holds Dr. Irani harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Irani is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Irani to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Irani against occurrences which occur during the term of the agreement.

DR. LAURANCE

     On November 17, 2000, Dr. Laurance entered into an amended and restated employment agreement with Occidental. The agreement, as amended, is for a five-year term with an annual salary at a minimum rate of $990,000, subject to annual increase (and, as part of across-the-board reductions for other officers, decrease) at the reasonable discretion of the Board of Directors and the Compensation Committee. In addition, Dr. Laurance is eligible for a discretionary annual cash bonus and to participate in Occidental's qualified and nonqualified retirement plans, its incentive stock plan, deferred compensation plan and any future performance plans adopted by Occidental as well as any group life insurance, medical care (including coverage for his wife and children), disability and other plans or benefits which Occidental may provide for him. Prior to his retirement, Dr. Laurance will receive life insurance at least equal to three times his highest career annual salary, which insurance shall be assignable at Dr. Laurance's option. During the term of his employment, Dr. Laurance will receive the minimum perquisites to which he was entitled prior to the effective date of his agreement. See also footnote (6) to the Compensation Table on page 8.

     Following his retirement or upon the termination of his employment by Occidental, Dr. Laurance will continue to receive life insurance equal to twice his highest career annual salary, medical benefits no less favorable than those provided to Dr. Laurance prior to such retirement or termination, and the personal tax, accounting and financial planning services he currently receives. If the Agreement terminates due to Dr. Laurance's death, Dr. Laurance's estate will be entitled to a pro-rata portion of any bonus he was entitled to have received for the year of his death. If Dr. Laurance is married at the time of his death, his wife will be entitled, for the remainder of her life, to continuation of medical benefits throughout her life. If Dr. Laurance is terminated by Occidental for any reason, or if Dr. Laurance terminates employment because Occidental materially breaches the agreement, Dr. Laurance is entitled to receive three times his highest annual salary and bonus for any calendar year commencing with January 1, 2000 (subject to certain offsets of disability benefits in the case of termination due to disability) without obligation to mitigate, payable, at Dr. Laurance's option, in equal monthly installments over three years or in an undiscounted lump sum. In such event of termination, Dr. Laurance is also entitled to receive his medical, welfare and life insurance benefits; and if such termination is not due to death or disability, the full and immediate vesting of his restricted stock, stock options and any other long-term incentive benefits; provided that the options or stock appreciation rights shall be exercisable as if he had retired on such date and that nothing in his employment agreement affects his existing grant agreements. If after termination of his employment Dr. Laurance is not eligible to participate in Occidental's benefit plans as contemplated by his employment agreement, then Occidental will provide Dr. Laurance with substantially equivalent benefits and will reimburse him for any additional tax liabilities incurred by him as a result of his receipt of such benefits.

     If Occidental materially breaches the agreement and does not cure the breach after notice thereof, Dr. Laurance may terminate his employment and treat such occurrence as if it were a termination by Occidental; provided that it shall not be a material breach if, following the merger or sale of Occidental or substantially all of its assets, Dr. Laurance continues to have substantially the same executive duties and reporting relationships. The agreement also holds Dr. Laurance harmless from the effects of any excise or other taxes payable under or as a result of Sections 280G and 4999 of the Internal Revenue Code of 1986 or comparable state law by reason of a change of control, including taxes payable on any amounts paid pursuant to this hold harmless provision. During and after the term of the agreement, Dr. Laurance is entitled to the payment of all legal fees other than those of a purely personal nature. In addition, the agreement provides for additional indemnification for Dr. Laurance to the fullest extent permitted by applicable law and for Occidental to maintain Directors' and Officers' liability insurance with policy limits aggregating not less than $100 million, insuring Dr. Laurance against occurrences which occur during the term of the agreement.

MR. HIRL

     Mr. Hirl has an employment agreement with Occidental for a term expiring in May 2002, providing for an annual salary of not less than $640,000. If Mr. Hirl's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. Hirl the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. Hirl will receive his then current base salary rate for a compensation period equal to the shorter of two years or the remaining term of his agreement with Occidental. During the compensation period, Mr. Hirl will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. Following the compensation period, Mr. Hirl will continue as a consultant to Occidental until May 2002, at an annual salary of $50,000. During the compensation period and any consulting period, any stock awards granted prior to Mr. Hirl's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee.

MR. CHAZEN

     Mr. Chazen has an employment agreement with Occidental for a term expiring in October 2005, providing for an annual salary of not less than $572,000. If Mr. Chazen's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. Chazen the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. Chazen will receive an amount equal to twice the sum of his highest base salary and annual cash bonus target, which amount is payable over a two-year compensation period. During the compensation period, Mr. Chazen will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. Following the compensation period, Mr. Chazen will continue as a consultant to Occidental until October 2003, at an annual salary of $50,000. During the compensation period and any consultancy period, any stock awards granted prior to Mr. Chazen's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee. Mr. Chazen may terminate the agreement at any time upon 60 days prior written notice.

MR. DE BRIER

     Mr. de Brier has an employment agreement with Occidental for a term expiring in May 2003, providing for an annual salary of not less than $530,000. If Mr. de Brier's employment is terminated as a result of incapacity and he is a participant in and qualifies for benefits under Occidental's Long-Term Disability Plan, Occidental will pay Mr. de Brier the difference between 60 percent of his annual salary and the maximum annual disability benefit, for so long as he remains eligible to receive disability benefits. In the event he is terminated without cause, Mr. de Brier will receive an amount equal to twice the sum of his highest base salary and annual cash bonus target, which amount is payable in equal monthly installments over a two year compensation period. During the compensation period, Mr. de Brier will continue to be eligible to participate in all employee benefit plans available to salaried employees and senior executives and to exercise options previously granted him that are or become exercisable. During the compensation period, any stock awards granted prior to Mr. de Brier's termination will continue to vest in the same manner and in the same amounts as if he continued as a full-time employee.

REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

     The Compensation Committee of the Board of Directors is responsible for Occidental's executive compensation programs. The Committee is selected from members of the Board of Directors who are Independent Directors as defined under Occidental's Corporate Governance Policies. This report is provided by the Committee to assist stockholders in understanding the philosophy and objectives underlying the compensation of Occidental's senior executives.

PHILOSOPHY

     Occidental's executive compensation programs are designed to attract and retain top quality executive talent and also to provide incentives for them to enhance stockholder value. The Compensation Committee is guided by the following principles that are included in Occidental's Corporate Governance Policies:

     o Compensation arrangements shall focus on pay for performance to encourage the retention of employees who make significant contributions to Occidental's performance;

     o Compensation arrangements shall encourage executive stock ownership to align the interests of management and stockholders;

     o Compensation arrangements shall maintain an appropriate balance between base salary and annual and long-term incentive opportunities;

     o Decisions concerning the compensation of individual executives shall take into consideration compensation history, including any special compensation payments.

     o The Compensation Committee shall link pay to the achievement of financial goals set in advance for any senior management cash incentive compensation plans;

     o The Compensation Committee shall set annual and long-term performance goals for the Chairman of the Board and Chief Executive Officer and evaluate his performance against such goals and the performance of Occidental's peer companies; and

     o The Compensation Committee shall hold an executive session at least once a year at which employee directors are not present.

     Occidental is committed to the principle of pay-for-performance. The compensation programs described below link executive compensation to business performance that in turn enhances stockholder value.

EXECUTIVE COMPENSATION PROGRAMS

     Occidental's executive compensation programs are composed of three main elements:

     o    Base salary
     o    Annual cash incentives
     o    Long-term incentives

     Base salary and annual cash incentives are designed to attract and retain top quality executives and to recognize individual performance and the achievement of business objectives each year. The value of long-term incentives is directly linked to the performance of the common stock and, therefore, to total stockholder return. Long-term incentives have been granted in the form of stock options, performance stock and restricted stock.

     In evaluating Occidental's executive compensation programs, the Compensation Committee solicits the services of outside compensation consultants and Occidental's compensation staff regarding plan design and industry pay practices. Occidental participates in several compensation surveys each year that are conducted by third-party compensation consulting firms. A number of these surveys are focused primarily on major U.S. oil and chemical companies (including companies within the peer groups selected for the graph presented under the subheading "Performance Graphs").

CASH COMPENSATION

     In determining base salary levels, Occidental maintains an administrative framework of job levels into which positions are assigned based on internal comparability and external market data. Base salaries and the other components of compensation are reviewed annually and adjusted as appropriate to reward performance and maintain our competitive position.

     Since 1995, cash incentive awards have been granted under the Occidental Petroleum Corporation Executive Incentive Compensation Plan. Participation is determined by job level and is intended to reward individuals who have a significant impact on business performance. Under the Executive Incentive Compensation Plan, 60 percent of a participant's award is based on the attainment of predetermined financial objectives by Occidental and its subsidiaries and 40 percent is based on a subjective assessment of the participant's achievement of predetermined individual performance objectives and the participant's response to unanticipated challenges during the plan year.

LONG-TERM INCENTIVES

     The Compensation Committee grants long-term incentive awards, generally in the form of stock options, restricted stock or performance stock grants, based on its assessment of an executive's potential to influence Occidental's future performance. The Committee believes that long-term awards should create a long-term incentive to increase stockholder value and provide a retention vehicle for key executives. The Committee also believes that such stock-based compensation encourages executives to view Occidental from the stockholders' perspective. For a summary of the type of awards that will be available for grant by the Compensation Committee if the 2001 Incentive Compensation Plan is approved by the Stockholders, see the description of that plan beginning at page 17.

EMPLOYMENT AGREEMENTS

     Occidental offers employment agreements to key executives only when it is in the best interest of Occidental and its stockholders to attract and retain such key executives and to ensure continuity and stability of management. In accordance with a policy adopted by the Board of Directors in September 1992, no employment agreements with new executives will contain provisions, commonly referred to as "golden parachutes," that provide for additional severance benefits in the event of a change in control. For a summary of the employment agreements for the named executive officers, see "Employment Agreements" at page 11.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the deduction of compensation paid to the chief executive officer and other named executive officers to the extent the compensation of a particular executive exceeds $1 million, unless such compensation is based upon stock price appreciation over market value at the date of grant (in the case of stock options) or predetermined quantifiable performance goals (in the case of other incentive compensation) or paid pursuant to a written contract that was in effect on February 17, 1993. Although the Compensation Committee considers the tax consequences of its compensation decisions, it is not the policy of the Committee to pay only deductible compensation, rather the Committee gives priority to other objectives in circumstances it deems appropriate.

2000 COMPENSATION DECISIONS

     In December 1999, the Compensation Committee approved, effective January 1, 2000, industry competitive salary increases for the named executive officers to reflect the improvement in Occidental's business results during the last half of 1999. Dr. Irani received an approximately 4% salary increase. The Committee also increased bonus targets, one of the factors used to compute bonuses, during 2000 for some of the named executive officers to reflect competitive practice for senior executive officers in peer companies in the oil and chemical industries. Dr. Irani's bonus target was increased from 75% to 85%.

     Also in December 1999, the Committee granted, effective January 1, 2000, performance stock awards under the 1995 Incentive Stock Plan. In granting awards to the named executives, the Committee considered historical competitive practices among peer companies in the oil industry and each executive's potential to affect Occidental's future performance. The performance stock award for Dr. Irani, in the amount of 84,680 shares, is consistent with awards to similarly compensated executive officers of peer companies in the oil industry.

     In February 2000, the Compensation Committee established primary performance goals for Dr. Irani for 2000. The goals included key financial objectives, the enhancement of the long-term value of Occidental's portfolio of assets, the improvement of earnings through on-going cost reduction and asset restructuring, and the maintenance of a high performing organization through continued emphasis on corporate-wide leadership training and enhanced communications.

     In April 2000, the Committee granted a special award of stock options and restricted stock to Mr. Chazen in recognition of his role in completing the successful acquisition of Altura Energy. The Committee also authorized executives to defer the receipt of restricted stock awards and performance stock awards prior to vesting. In addition, the Committee reviewed the arrangements for providing financial counseling, accounting and tax preparation services for some executive officers and agreed that for the next year, aggregate fees for such services for Dr. Irani and Dr. Laurance should not exceed a specified maximum.

     In July 2000, the Compensation Committee reviewed and approved the annual stock option grants under the 1995 Incentive Stock Plan. Grants were based on competitive practices in the oil and chemical industries, as well as a subjective assessment of each executive's individual performance and potential to contribute to Occidental's future performance. The Committee approved a grant of non-qualified and qualified stock options to Dr. Irani in the amount of 750,000 shares based on the average value of stock option grants to other chief executive officers of peer companies in the oil and chemical industries.

     In September 2000, the Committee reviewed plans to conduct a study of employment contracts. In October 2000, the Committee reviewed amendments to the employment contracts for Dr. Irani and Dr. Laurance. In November 2000, based upon the recommendation of the Compensation Committee, as well as the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors approved the amendment and restatement of the contracts for Dr. Irani and Dr. Laurance to, among other things, adjust the termination provisions, extend the term and clarify ambiguities. A summary of the employment contracts is set forth on page 11.

     In December 2000, the Compensation Committee and the Lead Independent Director reviewed Dr. Irani's performance goals and objectives for 2000 and noted Dr. Irani's significant accomplishments during 2000 in improving corporate earnings, reducing debt and overhead costs, and expanding leadership training throughout the organization.

     In February 2001, the Committee reviewed annual bonus awards for 2000. As described above, awards under the Executive Incentive Compensation Plan to the named executive officers, including Dr. Irani, are based on the achievement of predetermined financial goals (60%), including earnings per share, and the achievement of predetermined individual goals (40%). Because of the achievement in 2000 of the Company's financial goals and his individual goals as noted above, Dr. Irani received a cash bonus award of $2,125,000.

     In February 2001, the Committee also certified the payouts to be made under the 1995 Incentive Stock Plan for performance stock awards granted in January 1997, for which the performance period ended December 31, 2000. In certifying the awards, the Compensation Committee modified the awards to adjust for the fact that certain of the peer group companies listed in the award agreements had merged or ceased to exist by the end of the performance period. The awards to "covered employees" are reflected in the Summary Compensation Table on page 8. Dr. Irani did not receive a performance stock award in January 1997 and therefore was not considered in the Committee's decision.

     In February 2001, the Committee also made awards of restricted stock under the 1995 Incentive Stock Plan to each of the named executive officers. The awards were granted in recognition of Occidental's exceptional performance in 2000. Dr. Irani received an award of 25,000 shares.


Respectfully submitted,
COMPENSATION COMMITTEE

Irvin W. Maloney (chairman)
Ronald W. Burkle
John S. Chalsty
Rosemary Tomich

PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the yearly percentage change in the cumulative total return of the common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and with that of the original peer group and the revised peer group over the five-year period ending on December 31, 2000. The graph assumes that $100 was invested in Occidental common stock, in the stock of the companies in the Standard & Poor's 500 Index and in the stocks of the peer group companies just prior to the commencement of the period (December 31, 1995) and that all dividends received within a quarter were reinvested in that quarter. The original peer group companies are Anadarko Petroleum Corporation, Burlington Resources Inc., Georgia Gulf Corporation, Kerr-McGee Corporation, Lyondell Petrochemical Company, Occidental, Phillips Petroleum Corporation, Union Carbide Corporation, and Unocal Corporation. The revised peer group companies are Anadarko Petroleum Corporation, Burlington Resources Inc., Conoco Inc., Georgia Gulf Corporation, Kerr-McGee Corporation, Lyondell Petrochemical Corporation, Occidental, Phillips Petroleum Corporation and Unocal Corporation. Occidental revised the peer group to substitute Conoco Inc. for Union Carbide Corporation which is in the process of being acquired by Dow Chemical Co. In addition, Union Pacific Resources was eliminated from the original peer group because of its merger in July 2000 with Anadarko Petroleum Corporation.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
     OF OCCIDENTAL COMMON STOCK, THE S&P 500 INDEX AND SELECTED PEER GROUPS

       (The table below is a tabular representation of graphic materials)

Year     Occidental     Revised Peer Group     Original Peer Group     S&P 500
1995            100                    100                     100         100
1996            114                    118                     117         123
1997            148                    125                     124         164
1998             89                     93                      97         211
1999            120                    113                     121         255
2000            141                    146                     146         232

                          REPORT OF THE AUDIT COMMITTEE
                                      o o o

     The Audit Committee has reviewed and discussed Occidental's audited financial statements for the fiscal year ended December 31, 2000 with management. In addition, the Audit Committee has discussed with Arthur Andersen LLP, Occidental's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and as currently in effect. The Audit Committee received from Arthur Andersen LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and as currently in effect. The Audit Committee has also considered whether the provision of non-audit services provided by Arthur Andersen LLP to Occidental is compatible with maintaining their independence and has discussed with the auditors the auditors' independence.

     Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

Respectfully submitted,
THE AUDIT COMMITTEE

Rosemary Tomich (chairman)
Irvin W. Maloney
Aziz D. Syriani


                              AUDIT AND OTHER FEES
                                      o o o

AUDIT FEES
--------------------------------------------------------------------------------

     The aggregate fees incurred for professional services rendered by Arthur Anderson LLP for the audit of Occidental's annual financial statement for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in Occidental's Quarterly Reports on Form 10-Q for that fiscal year were $3,886,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
--------------------------------------------------------------------------------

     No fees were incurred for professional services rendered by Arthur Andersen LLP for information technology services relating to financial information system design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES
--------------------------------------------------------------------------------

     The aggregate fees incurred for services rendered by Arthur Andersen LLP to Occidental, other than the services described above under "Audit Fees" and "Financial Information System Design and Implementation Fees", for the fiscal year ended December 31, 2000, were $6,725,308.


                               RATIFICATION OF THE
                                  SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                                      o o o

     The Audit Committee of the Board of Directors of Occidental has selected Arthur Andersen LLP as independent public accountants to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2001. Arthur Andersen LLP has audited Occidental's financial statements annually since 1961. A member of that firm will be present at the annual meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of Arthur Andersen LLP, if it should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint independent public accountants for 2001.

     The Board of Directors recommends that you vote FOR the proposal to ratify the selection of Arthur Andersen LLP as independent public accountants for 2001. Your proxy will be so voted unless you specify otherwise.

                                 APPROVAL OF THE
                        2001 INCENTIVE COMPENSATION PLAN
                                      o o o

     The Board of Directors of the Company believes that incentives and stock-based awards focus employees on the objectives of creating stockholder value and promoting the success of the Company. On February 9, 2001, the Board adopted the Occidental Petroleum Corporation 2001 Incentive Compensation Plan (the "2001 Plan"), subject to the receipt of stockholder approval at the Annual Meeting. The purpose of the 2001 Plan is to enable the Company to attract and retain top quality employees and to provide such employees with an incentive to enhance stockholder return. The Board believes that the 2001 Plan will promote the interests of the Company and its stockholders by providing incentives based on the attainment of corporate objectives and increases in stockholder value. By providing compensation that is stock-based, the 2001 Plan should encourage employees to view the Company as stockholders.

     The Company currently maintains the Occidental Petroleum Corporation 1995 Incentive Stock Plan (the "1995 Plan"). The Compensation Committee of the Board recommended adoption of the 2001 Plan to the Board (and the Board approved the 2001 Plan) based, in part, on the belief that an insufficient number of shares remained available under the limits of the 1995 Plan to adequately provide for future incentives. If the 2001 Plan is approved, the 1995 Plan will be terminated with respect to any additional awards. As of February 28, 2001, approximately 905,487 Common Shares remained available for additional awards under the 1995 Plan.

     If the stockholders approve the 2001 Plan, it will be effective on the first day immediately following the date on which it is approved and will continue for 10 years. The principal features of the 2001 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2001 Plan, a copy of which is attached as Exhibit B to this Proxy Statement. Capitalized terms used in the summary are used as defined in the 2001 Plan.

SUMMARY DESCRIPTION OF THE 2001 PLAN

     AWARDS. The 2001 Plan authorizes stock options, stock units, restricted stock, stock bonuses, stock appreciation rights, Performance-Based Awards, dividend equivalents, dividend rights, Common Shares, as well as other awards (described in Section 4 of the 2001 Plan) responsive to changing developments in management compensation. The 2001 Plan provides the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or stock appreciation right will expire, or other award will vest, not more than 10 years after the date of grant.

     SHARES AVAILABLE. Under the 2001 Plan, the aggregate share limit is 17,000,000 Common Shares. A maximum of 8,500,000 Common Shares may be delivered pursuant to all awards other than stock options. A maximum of 850,000 Common Shares may be delivered pursuant to all awards for which payment or vesting is not based upon the passage of time, stock price appreciation or the satisfaction of Performance Goals. No single individual may be granted awards in the aggregate for more than 4,000,000 shares during any three consecutive calendar years. Awards payable only in cash and not related to shares made to any one individual during any calendar year are limited to $10,000,000.

     As is customary in incentive plans of this nature, to prevent dilution or expansion of participants' rights, the number and kind of shares available under the 2001 Plan and then outstanding stock-based awards, as well as exercise or purchase prices, Performance Goals and share limits are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to stockholders.

     If an award is forfeited, cancelled, does not vest or is paid in cash, any unissued Common Shares allocated to such award, as well as any Common Shares reacquired pursuant to the terms of an award are available for subsequent awards under the 2001 Plan.

     The Common Stock is traded on the New York Stock Exchange, and on March 2, 2001, the closing price was $24.65. Occidental intends to register the shares issuable under the 2001 Plan under the Securities Act of 1933 after it receives stockholder approval.

     ELIGIBILITY. Persons eligible to receive awards under the 2001 Plan include present and future officers or employees of the Company or any of its subsidiaries. Non-employee directors are ineligible. Occidental has approximately 8,790 employees (16 of whom are executive officers).

     ADMINISTRATION. The 2001 Plan will be administered by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Administrator"). The Company's Compensation Committee will initially administer the 2001 Plan. The Administrator consists of at least two directors of the Company, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

     The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including, subject to certain restrictions, the price (if any) to be paid for the shares or the award. Subject to the other provisions of the 2001 Plan, the Administrator has the authority (a) to permit the recipient of any award to pay the purchase price of Common Shares or the award in cash, the delivery of previously owned Common Shares, a reduction in the number of Common Shares or other property otherwise issuable to the participant, a cashless exercise, or the cancellation of indebtedness or conversion of other securities; (b) to accelerate the receipt or vesting of benefits pursuant to an award; and (c) to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award pursuant to Sections 3.2 of the 2001 Plan, respectively.

     STOCK OPTIONS. An option is the right to purchase Common Shares at a future date at a specified price (the "Option Price"). The Option Price per share may be no less than the Fair Market Value of a share on the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

     STOCK APPRECIATION RIGHTS. A stock appreciation right is the right to receive payment of an amount equal to the excess of the Fair Market Value of a Common Share on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right, but will not be less than the Fair Market Value of a share on the date of grant. Stock appreciation rights may be granted independently or in connection with other awards.

     RESTRICTED STOCK AWARDS. Typically, a restricted stock award is an award for a fixed number of Common Shares subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service) imposed on such shares. Restricted stock may not vest over a period of less than three years.

     PERFORMANCE-BASED AWARDS. Performance-Based Awards are awards whose grant, vesting, exercisability or payment depends upon the satisfaction of any one or more Performance Goals. Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. The performance period may range from one to five years.

     Section 162(m) Awards are a type of Performance-Based Award designed to satisfy the requirements for deductibility under Section 162(m) of the Code. These awards are earned and payable only if a participant reaches specific preestablished Performance Goals approved by the Administrator in advance of applicable deadlines under the Code and while the performance relating to the Performance Goals remains substantially uncertain.

     Upon a change in the business or operations of the Company or other events or circumstances, the Administrator may modify the terms of a Performance-Based Award or adjust a Performance Goal; provided however that in the case of Section 162(m) Awards any such modification or adjustment may not violate the limitations imposed by Section 162(m). The Performance Objectives on which Performance Goals will be established are listed and defined in Exhibit A to the 2001 Plan.

     STOCK BONUSES. The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

     STOCK UNITS. Stock units represent a fictitious share of Company stock and are generally credited to a recordkeeping account. Typically, the value of a stock unit is based upon the value of an actual share of Company stock.

     DIVIDEND EQUIVALENTS; DIVIDEND RIGHTS. Dividend rights or equivalents are amounts payable in cash or stock (or additional stock units that may be paid in stock or cash) equal to the amount of dividends that would have been paid on shares had the shares been outstanding from the date the stock-based award was granted.

     SETTLEMENTS AND DEFERRALS. The Administrator may permit payment of awards under the 2001 Plan in the form of cash, Common Stock or any combination thereof. The Administrator also may require or permit participants to elect to defer the issuance of Common Stock or the settlement of awards in cash. The Administrator may provide that deferred settlements include the payment or crediting of interest on deferral amounts or the payment or crediting of dividend rights or equivalents if deferral amounts are denominated in stock.

     TRANSFER RESTRICTIONS. Subject to exceptions contained in Section 4.7 of the 2001 Plan or as otherwise permitted by law or in the applicable award agreement, awards under the 2001 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or representative.

     CHANGE OF CONTROL. Unless before a Change in Control Event the Administrator determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and stock appreciation right will become immediately exercisable, restricted stock will vest, cash and Performance-Based Awards and stock units will become payable and any other rights of a participant under any other award will be accelerated to give the participant the benefit intended under any such award. A Change in Control Event under the 2001 Plan generally includes a 20% or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, or a liquidation of the Company or sale of substantially all of the Company's assets.

     AMENDMENTS. The Board may amend or terminate the 2001 Plan. However, no amendment or termination may impair the rights of a participant under an outstanding award without such participant's consent. Stockholder approval is required for any Plan amendment that would (a) materially increase the benefits accruing to participants; (b) materially increase the number of securities which may be issued; or (c) materially modify the requirements as to eligibility for participation. Additionally, the exercise price of stock options and stock appreciation rights may not be reduced without stockholder approval.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of some of the federal income tax consequences of common transactions under the 2001 Plan based on federal income tax laws in effect on January 1, 2001. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

     With respect to nonqualified stock options, the Company is generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2001 Plan generally follow basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, Performance-Based Awards and dividend rights or equivalents are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     If an award is accelerated under the 2001 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct the aggregate non performance-based compensation in excess of $1,000,000 in some circumstances.

SPECIFIC BENEFITS

     For information regarding options and restricted stock awards granted to executive officers of the Company, see the material under "Executive Compensation" beginning at page 8.

     The number, amount and type of awards to be received by or allocated to eligible persons under the 2001 Plan cannot be determined at this time. The Administrator has not yet considered any specific awards under the 2001 Plan. If the 2001 Plan had been in effect in 2000, the Company expects that the grants would not have been substantially different from those described in the Summary Compensation Table above.

RECOMMENDATION OF THE BOARD "FOR" THIS PROPOSAL

     The Board believes that the 2001 Plan will promote the interests of the Company and its stockholders by enabling the Company to continue to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

     The Board of Directors has approved and recommends that you vote "FOR" the 2001 Plan. Your proxy will be so voted unless you specify otherwise.

                              STOCKHOLDER PROPOSALS
                                      o o o

     Occidental has been advised by four holders of common stock of their intention to introduce at the annual meeting the following proposals and supporting statements. The Board of Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which are presented as received from the stockholders.

STOCKHOLDER PROPOSAL REGARDING NOMINEE REPORTS TO STOCKHOLDERS
--------------------------------------------------------------------------------

     Mr. Carl Olson of Woodland Hills, California, the owner of 110 shares of common stock, has notified Occidental that he intends to present the following proposal at the 2001 annual meeting.

     "Be it resolved by the stockowners to recommend to the board that each nominee for director nominated by the Board shall have the right to include a report to the stockowners in the proxy statement, such report not to exceed 1000 words. Any such nominee who does not submit such a report shall have this omission mentioned next to his/her biographical information in the proxy statement.

SUPPORTING STATEMENT

     We stockowners don't hear enough from our individual directors. As a matter of fact, reports to stockowners usually are from only one director (the chairman). Even at the annual meetings, we usually don't hear from any of the directors present (other than the chairman). In my experiences of attending annual meetings, individual directors almost never speak to the assembled stockowners even if questions are directed to one or another of them.

     A report from our group of directors would provide us very valuable input. It could include the director's opinions on the direction of the company, the product quality and sources, any stock buyback plans, any poison pill provisions, and so on. It is hard to believe that ALL directors think the same as ALL other directors on ALL matters before the board.

     We deserve to have the directors earn some of their fees by providing a short statement to us in the annual proxy statement."

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION

    The business and affairs of a Delaware corporation, such as Occidental, are required to be managed by its Board of Directors. In reaching decisions, directors do not always initially agree with each other or management. Instead, they confer, debate and resolve their differences through compromise, or by reliance upon the expertise of their colleagues or other qualified persons. The differences brought to the decision making process by the directors in their business backgrounds and experiences and ethnic and social diversity help to ensure that Board decisions are well informed. The Board of Directors believes that the proponent's proposal would have a chilling effect on the exchange of independent views and thus seriously undermine the ability of the Board to function in an open and democratic manner reaching decisions that reflect a consensus of the opinions expressed by all of the Directors.

    In addition, the Board of Directors is concerned that such reports would spawn litigation. The individual director reports, unlike the reports by the Compensation and Audit Committees, would be filed materials for the purposes of the Federal securities laws and as such would expose Occidental and the directors to liability for the content of such reports. It is foreseeable that the members of the legal profession who specialize in securities class action lawsuits could use such reports to find grounds to start litigation. This additional threat of litigation could also serve to make it more difficult to retain existing directors and to recruit new directors.

     For a serious disagreement between board members, there is a mechanism for airing the disagreement. Generally, a person serving as a director of a public company who has major disagreements with the management and other directors of that company will resign from the board. In that case, if the resigning director expresses his disagreements with the company in his letter of resignation, the Securities and Exchange Commission's rules and regulations require the company to summarize the director's disagreements in a Current Report on Form 8-K and to file the letter as an exhibit to the report.

     Finally, the amount of information required to be included in proxy statements has grown significantly in recent years resulting in longer documents, which are rarely read in their entirety. If each of this year's nominees for director submitted a report of 1000 words, this proxy statement would be about 15 pages longer. The Board of Directors believes that, rather than encouraging greater stockholder interest, the receipt of an even longer proxy statement will discourage more stockholders from reading their proxy statements and returning their proxy cards.

     Accordingly, the Board of Directors recommends a vote AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless you specify otherwise.

STOCKHOLDER PROPOSAL REGARDING REPORT ON OPERATIONS IN NORTHEASTERN COLOMBIA
--------------------------------------------------------------------------------

     Walden Asset Management, 40 Court Street, Boston, Massachusetts 02108, the owner of 1100 shares of common stock, The Sinsinawa Dominicans, 7200 W. Division Street, River Forest, Illinois 60305, the owner of 100 shares of common stock, and Atossa Soltani, 115 S. Topanga Boulevard, Suite E, Topanga, California 90290 the owner of 100 shares of common stock, have each notified Occidental that they intend to present the following proposal at the 2001 annual meeting.

     "WHEREAS: Opposition from the peaceful U'wa tribe to Occidental Petroleum's Samore oil project in Colombia on land to which the tribe claims legal title has generated significant press coverage damaging to the company's public image. The U'wa have expressed their willingness to die to stop Occidental's project including threatening to commit mass-suicide due to their religious and cultural objections to the removal of oil from their sacred land.

     Fidelity Investments (FMR), formerly the largest investor in Occidental, was the target of some 75 protests because of its Occidental holdings. During the two quarters ended in September, 2000, it divested itself of approximately 13,734,000 shares of Occidental (some 66% of its holdings). Although Fidelity publicly states that there was no connection between its divestment and the U'wa situation, the proponents of this proposal believe that there is such a connection.

     Occidental's security expenses have increased in response to Colombia's civil war. Occidental's installations are frequent targets for guerilla bombings. Between January and November 2000, Cano Limon pipeline, owned 50% by Occidental and 50% by an agency of the Colombian government was bombed 86 times; costing an estimated $2.5 million each day the pipeline was down. Since 1986, it has spilled an estimated 2.1 million barrels of crude.

     BE IT RESOLVED that:

     The shareholders request the Board of Directors to prepare a report, omitting proprietary information and made available to shareholders by September 2001, on the financial and legal risks and liabilities of Occidental's operations in Northeastern Colombia. The report should include an analysis of:

     a. Adverse effects on Occidental's public image, and potential effects on stock price resulting from the U'wa people's opposition to the Samore project;

     b. Financial risks of operating in the midst of Colombia's civil war including increase in security costs and pipeline shut-downs and potential liabilities for clean up costs associated with oil spills; and

     c. Legal liabilities, including the possibility of criminal or civil liability, should members of the U'wa tribe or their allies protesting Occidental's oil project, or innocent bystanders, be injured or killed as a result of actions by security or military forces acting on behalf of Occidental.

SUPPORTING STATEMENT

     Since 1992, the 5,000-member U'wa tribe has repeatedly voiced opposition to oil drilling on their ancestral land.

     The U'wa have expressed concern over the growing military presence and violence in their region since Occidental began well construction. The tribe reported that Occidental moved in its drilling rig escorted by several thousand Colombian soldiers.

     Several thousand people have peacefully blockaded roads near Occidental's drill-site periodically since January 2000. Amnesty International issued an urgent Action Appeal in March expressing concern that on 11 February 2000, three indigenous children drowned and others were injured when "some 500 Army and Police reportedly used tear gas, riot sticks and bulldozers to evict around 450 U'wa people from Las Canoas."

     Testifying before the U.S. Congress in February 2000, Occidental executive Larry Meriage stated that Occidental's employees are "regularly shaken down" and "required to pay a 'war tax' to both of the guerilla groups or they will not be able to work."

     Shareholders concerned with long-term profitability of the company should vote yes for this resolution.

THE BOARD OF DIRECTORS' STATEMENT IN OPPOSITION

     In August 1999, the Colombian Government, after consultations with the U'wa, more than tripled the size of the U'wa reservation. As a result the U'wa control more than one-half million acres in Northeastern Colombia. Occidental's Gibraltar drill site was not in the U'wa territory before it was expanded and is not in the significantly expanded U'wa reservation.

     Both Occidental and the Colombian Government have continued to try to work with the U'wa. In August, 2000, a technical working group comprised of senior members of the Colombian Ministries of Environment and Interior, as well as an advisor to the U'wa, reported that Occidental and the Colombian Government were complying with all applicable regulations. However, in September 2000, the U'wa broke off talks with the Colombian government.

     Unwilling to negotiate with the Colombian Government and having exhausted all judicial appeals in Colombia, the U'wa and their supporters have attempted to convince Occidental's large institutional holders to divest themselves of their Occidental holdings as a way of putting pressure on Occidental. When a holder such as Fidelity denies the effectiveness of these tactics, the proponents refuse to accept the denial and coyly state their disbelief.

     For three consecutive years, the proponents have submitted substantially the same proposal on the risks involved in Occidental's operations in Colombia and, in particular, the U'wa's claims. This has given the proponents the opportunity to expound in the proxy statement and at great length before, during and after each of the last two Annual Meetings on their view of the risks faced by Occidental. On each occasion Occidental has responded in a thoughtful manner to the concerns expressed by the proponents. However, these responses have been completely disregarded by supporters of the proponents whose disruptive behavior has interfered with efforts by Occidental spokespersons to explain the company's position. Similar to their dismissal of the response by a Fidelity spokesperson that the U'wa issue had no bearing on Fidelity's investment decisions, the proponents are unwilling to accept any response that disagrees with their expressed opinions.

     Evaluating and reporting on the risks attendant to its foreign operations are among Occidental's obligations as a public company. As required by the rules of the Securities and Exchange Commission, in its Annual Report on Form 10-K for the year ended December 31, 2000 as well as in prior years, Occidental explains that portions of its oil and gas assets are located in countries outside North America and discusses the risks of doing business in such countries, including Colombia. The result is that between Occidental's annual and quarterly reports filed with the Securities and Exchange Commission and the proxy materials, Occidental's stockholders have had for the last two years, and have again this year, a wealth of information on the issues. Since it is unlikely that the proponents will ever believe a report that disagrees in any way with their positions, the Board of Directors does not believe that a report of the type requested by the proposal would add significantly to the debate.

     Accordingly, the Board of Directors recommends a vote AGAINST the foregoing stockholder proposal. Proxies solicited by the Board of Directors will be so voted unless you specify otherwise.


                          STOCKHOLDER PROPOSALS FOR THE
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                      o o o

     Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2002 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received at Occidental's executive offices at 10889 Wilshire Boulevard, Los Angeles, California 90024, addressed to the attention of the Secretary, no later than November 12, 2001.

     Under Occidental's By-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures provide that an item of business to be introduced at an annual meeting must be submitted in writing to the Secretary at 10889 Wilshire Boulevard, Los Angeles, California 90024. Notice of the proposed item of business must be received not less than 70 or more than 90 days in advance of the anniversary date of the prior year's meeting. If the meeting date is not within 30 days of the anniversary date, the item of business must be received not later than the tenth day following the earlier of the day notice of the meeting date was mailed or the day public disclosure of the new date was made. Notice of the proposed item of business must include the information required by Occidental's By-laws.

     The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental's By-laws. In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.


                              CORPORATE GOVERNANCE
                                    POLICIES
                                      o o o

     A copy of Occidental's corporate governance policies or Occidental's Code of Business Conduct is available upon request by writing to Occidental.

                                  ANNUAL REPORT
                                      o o o

     Occidental's 2000 Annual Report on Form 10-K is concurrently being mailed to stockholders. The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public accountants.

Sincerely,

/s/ DONALD P. DE BRIER

Donald P. de Brier
Secretary

Los Angeles, California
March 12, 2001


                                      o o o

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY IN THE ENCLOSED ENVELOPE OR FOLLOW THE PROCEDURES OUTLINED ON THE CARD TO VOTE BY TELEPHONE OR INTERNET.

                                    EXHIBIT A
                             AUDIT COMMITTEE CHARTER

The Audit Committee of Occidental Petroleum Corporation shall henceforth have the responsibilities, powers, duties and authority specified in this Charter.

I. SCOPE OF GENERAL AUDIT RESPONSIBILITIES. The Audit Committee shall:

     (A) Discuss with the Company's independent public accountants, and with the management of the Company, the Company's financial accounting and reporting principles, policies and practices, including any major changes and other questions of judgment involving appropriate auditing and accounting principles;

     (B) Review and discuss with such independent public accountants the Company's annual financial statements, including the scope and results of their audit and the matters to be discussed, as required by Statement on Accounting Standards No. 61, "Communication with Audit Committees," including any significant disputes between management and such independent public accountants;

     (C) Based on its review and discussion with the independent public accountants, decide whether to recommend to the Board that the financial statements be included in the Company's Annual Report on Form 10-K;

     (D) Discuss with such independent public accountants, the internal auditors and the management of the Company, the adequacy of the Company's internal accounting, financial and operating controls;

     (E) Review all reports submitted to the Committee by the Company's internal audit department and management's responses to such reports;

     (F) Review the appointment and replacement of the senior internal auditing executive and the annual internal audit plan of work for such year; and

     (G) Report to the Board with respect to the foregoing.

II. STRUCTURE, PROCESSES AND MEMBERSHIP REQUIREMENTS. The Audit Committee shall:

     (A) Consist of at least three Directors;

     (B) Satisfy the independence and expertise requirements of the New York Stock Exchange; or

     (C) Meet at least four times each year, and, at such meetings, discuss such audit matters as the Committee deems appropriate with the senior accounting officers of the Company and representatives of the Company's independent public accountants, discuss such internal audit matters as the Committee deems appropriate with the Company's internal auditors and discuss such corporate compliance matters as the Committee deems appropriate with the Chief Compliance Officer.

III. SPECIFIC RESPONSIBILITIES WITH RESPECT TO THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. The Company's independent public accountants are ultimately accountable to the Board and Audit Committee, and the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent public accountants (or to nominate such firm to be proposed for shareholder approval in any proxy statement). In furtherance of these responsibilities, the Audit Committee shall:

     (A) Recommend to the Board the firm of independent public accountants to be nominated by the Board to audit the books, records and accounts of the Company and its consolidated subsidiaries and whether to terminate such relationship;

     (B) Review the compensation and terms of engagement of such firm;

     (C) Periodically review information from the independent public accountants pertaining to such firm's independence and discuss such information with such firm;

     (D) Ensure that the Company's independent public accountants submit periodically a formal written statement delineating all relationships between the Company's independent public accountants and the Company;

     (E) Engage in an active dialogue with the Company's independent public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of such firm and recommend that the Board take appropriate action in response to such firm's report to satisfy itself of the independence of such firm; and

     (F) Report to the Board with respect to the foregoing.

IV. ADDITIONAL POWERS, DUTIES AND AUTHORITY. The Audit Committee shall also:

     (A) Oversee all matters relating to the Company's Compliance Program and Code of Business Conduct;

     (B) Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

     (C) Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies;

     (D) Retain such special legal, accounting or other consultants as the Committee may, from time to time or at any time, deem appropriate to advise the Committee, which advisors and consultants shall report directly to the Committee;

     (E) Request any officer or employee of the Company or the Company's outside counsel or independent public accountants, which it deems appropriate, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee;

     (F) Review the Charter annually and recommend any proposed changes to the Board for approval; and

     (G) Report to the Board with respect to the foregoing.

                                 EXHIBIT B
                        2001 INCENTIVE COMPENSATION PLAN

1. PURPOSE OF PLAN. The purpose of this Plan is to provide incentives and stock-based awards to promote the success of the Company and the interests of its stockholders and to align the interests of the Company's stockholders, officers and employees.

2. SHARE LIMITS. Subject to the provisions of Section 6, the capital stock that may be delivered under this Plan will be Common Shares. Subject to adjustment as provided in or pursuant to this Section 2 or Section 6:

        2.1 AGGREGATE SHARE LIMITS. The maximum number of Common Shares that may be delivered pursuant to all awards granted under this Plan shall equal 17,000,0000 shares. The maximum number of Common Shares that may be delivered pursuant to all awards other than stock options granted under this Plan shall equal 8,500,000 shares. The maximum number of Common Shares that may be delivered pursuant to all awards for which payment or vesting is not based upon the passage of time, stock price appreciation or the satisfaction of Performance Goals shall equal 850,000 shares.

        2.2 INDIVIDUAL LIMITS. The aggregate number of Common Shares subject to all awards granted under this Plan to any one individual during any three consecutive calendar years shall be limited to 4,000,000 shares. Awards payable only in cash and not related to shares made to any one individual during any calendar year shall be limited to $10,000,000. Awards that are cancelled during the fiscal year shall be counted against these limits only to the extent required by Section 162(m).

        2.3 REISSUE OF AWARDS AND SHARES. Awards payable in cash or payable in cash or Common Shares, including restricted shares, that are forfeited, cancelled, or for any reason do not vest or are not paid under this Plan, and Common Shares that are subject to awards that expire or for any reason are terminated, cancelled, fail to vest or are otherwise settled and are not issued, as well as Common Shares reacquired pursuant to the terms of an award, shall be available for subsequent awards under this Plan. If an award under this Plan is or may be settled only in cash, such award need not be counted against any of the share limits under this Section 2, except as may be required by Section 162(m) to the extent required to preserve the status of an award as "performance-based compensation" under Section 162(m).

3.      ADMINISTRATOR OF PLAN. This Plan shall be administered by the
Administrator.

        3.1 POWERS OF THE ADMINISTRATOR. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan within its delegated authority, including, without limitation, the authority to:

                (a) adopt, amend and rescind rules, regulations and procedures relating to this Plan and its administration or the awards granted under this Plan and determine the forms of awards;

                (b) determine who is an Eligible Person and to which Eligible Persons, if any, awards will be granted under this Plan;

                (c) grant awards to Eligible Persons and determine the terms and conditions of such awards, including but not limited to the number and value of Common Shares issuable pursuant thereto, the times (subject to Section 4.6) at which and conditions upon which awards become exercisable or vest or shall expire or terminate, and (subject to applicable law) the consideration, if any, to be paid upon receipt, exercise or vesting of awards;

                (d) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action;

                (e) determine whether, and the extent to which, adjustments are required pursuant to Section 6 hereof;

                (f) interpret and construe this Plan and the terms and conditions of any award granted hereunder, whether before or after the date set forth in Section 5;

                (g) determine the circumstances under which, consistent with the provisions of Section 7.2, any outstanding award may be amended and make any amendments thereto that the Administrator determines are necessary or appropriate; and

                (h) acquire or settle rights under options, stock appreciation rights or other awards in cash, stock of equivalent value, or other consideration.

All authority granted herein (except as provided in Section 5) shall remain in effect so long as any award remains outstanding under this Plan.

        3.2 SPECIFIC ADMINISTRATOR RESPONSIBILITY AND DISCRETION REGARDING AWARDS. Subject to the express provisions of this Plan, the Administrator, in its sole and absolute discretion, shall determine all of the terms and conditions of each award granted under this Plan, which terms and conditions may include, subject to such limitations as the Administrator may from time to time impose, among other things, provisions that:

                (a) permit the recipient of such award to pay the purchase price of the Common Shares or other property issuable pursuant to such award, or any applicable tax withholding obligation upon such issuance or in respect of such award or Common Shares, in whole or in part, by any one or more of the following:

                        (i) cash, cash equivalent, or electronic funds transfer,

                        (ii) the delivery of previously owned shares of capital stock of the Company (including shares acquired as or pursuant to awards) or other property,

                        (iii) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such award,

                        (iv)    a cashless exercise, or

                        (v) any other legal consideration the Administrator deems appropriate.

                (b) accelerate the receipt and/or vesting of benefits pursuant to the award upon or in connection with (whether before, at the time of or after) the occurrence of a specified event or events, including, without limitation, a termination of employment, an event of a personal nature, an event referenced in Section 6 (in which case the Administrator's discretion shall be exercised in a manner consistent with Section 6), or otherwise, in any case as deemed appropriate by the Administrator;

                (c)     qualify such award as an ISO;

                (d) adjust the exercisability, term (subject to other limits) or vesting schedule of any or all outstanding awards, adjust the number of Common Shares subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in the circumstances referenced in clause (b) above or in other circumstances or upon the occurrence of other events (including events of a personal nature) as deemed appropriate by the Administrator, by amendment of an outstanding award, by substitution of an outstanding award, by waiver or by other legally valid means (which may result, among other changes, in a greater or lesser number of shares subject to the award, a shorter or longer vesting or exercise period, or, except as provided below, an exercise or purchase price that is higher or lower than the original or prior award), in each case subject to Sections 2 and 7.2, and in no case shall the exercise price of any option or related stock appreciation right be reduced to a price below the Fair Market Value of the underlying Common Shares on the grant date of such option or stock appreciation right unless specific stockholder consent is obtained;

                (e) authorize (subject to Sections 6, 7, and 9) the conversion, succession or substitution of one or more outstanding awards upon the occurrence of an event of the type described in Section 6 or in other circumstances or upon the occurrence of other events as deemed appropriate by the Administrator; and/or

                (f) determine the value of and acquire or otherwise settle awards upon termination of employment, upon such terms as the Administrator (subject to Sections 6, 7 and 9) deems appropriate.

        3.3 DECISIONS IN GOOD FAITH; RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted under this Plan in good faith. Any action taken by, or inaction of, the Administrator relating to or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding on all persons.

        3.4 DELEGATION. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan, provided that each designated committee granting any awards hereunder shall consist exclusively of a member or members of the Board. A majority of the members of the acting committee shall constitute a quorum. The vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the committee shall constitute action by the committee. The Administrator may delegate authority to grant awards under this Plan for new employees to an officer of the Company who is also a director and may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or a subsidiary or to third parties.

        3.5 BIFURCATION. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Administrator in any manner so that provisions of any award agreement (or this Plan) intended or required in order to satisfy the applicable requirements of Rule 16b-3 or Section 162(m), to the extent permitted thereby, are applicable only to persons subject to those provisions and to those awards to those persons intended to satisfy the requirements of the applicable legal restriction.

4.      AWARDS.

        4.1 TYPE AND FORM OF AWARDS. All awards shall be evidenced in writing (including electronic form), substantially in the form approved by the Administrator, and executed on behalf of the Company and, if required by the Administrator, by the recipient of the award. The Administrator may authorize any officer (other than the particular recipient) to execute any or all agreements memorializing any grant of an award by the Administrator under this Plan. The types of awards that the Administrator may grant include, but are not limited to, any of the following, on an immediate or deferred basis, either singly, or in tandem or in combination with or in substitution for, other awards of the same or another type: (i) Common Shares, (ii) options, stock appreciation rights (including limited stock appreciation rights), restricted stock (which shall vest over a period of not less than 3 years), stock units, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Shares, upon the passage of time, the occurrence of one or more events, or the satisfaction of Performance Goals or other conditions, or any combination thereof, (iii) any similar securities with a value derived from the value of or related to the Common Shares or other securities of the Company and/or returns thereon, or (iv) cash. Share-based awards may include (without limitation) stock options, stock purchase rights, stock bonuses, stock units (or deferred compensation accounts), stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents (independently or in tandem with any form of stock grant), dividend rights (independently or in tandem with any form of stock grant), Common Shares, any of which may be payable in Common Shares or cash, and may consist of one or more of such features in any combination.

        4.2     PERFORMANCE-BASED AWARDS. Any of the types of awards listed in
Section 4.1 may be granted as Performance-Based Awards.

                4.2.1 SECTION 162(M) AWARDS. The Administrator has discretion to determine if any Performance-Based Award is intended to be a Section 162(m) Award. Section 162(m) Awards shall be subject to the following rules and restrictions:

                        (a) Performance Goals. The specific Performance Goals in respect of Section 162(m) Awards, other than Qualifying Options, must be approved by the Administrator in advance of any applicable deadlines under
Section 162(m) and while the performance relating to those goals remains substantially uncertain within the meaning thereof;

                        (b) Class. The eligible class of persons for Section 162(m) Awards shall be executive officers of the Company and its subsidiaries and, in the discretion of the Administrator, other employees of the Company or its subsidiaries who are designated by the Administrator to receive a Section 162(m) Award because they may be executive officers of the Company or its subsidiaries by the time their awards are exercised, vested or paid.

                        (c) Certification of Payment. Except as otherwise permitted under Section 162(m), before any Section 162(m) Award is paid, the Administrator must certify that the Performance Goal and any other material terms of the Section 162(m) Award were in fact satisfied.

                4.2.2 RESERVATION OF DISCRETION. The Administrator shall have discretion to determine the conditions, restrictions or other limitations, in accordance with the terms of this Plan and, in the case of Section 162(m) Awards, the limitations of Section 162(m), on the payment of individual Performance-Based Awards under this Section 4.2. The Administrator may reserve by express provision in any award agreement the right to reduce the amount payable in accordance with any standards or on any other basis (including the Administrator's discretion), as the Administrator may impose.

                4.2.3 ADJUSTMENTS. Performance Goals or other features of an award under this Section 4.2 may be (i) adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, merger, acquisition, or any combination of the foregoing) or a complete or partial corporate liquidation, or (ii) calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the Performance Objectives or Performance Goals, or (iii) adjusted for any other circumstances or event, or (iv) any combination of (i) through (iii), but only to the extent in each case that such adjustment or determination in respect of Section 162(m) Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

        4.3 CONSIDERATION FOR SHARES. Common Shares may be issued pursuant to an award for any lawful consideration as determined by the Administrator, including, without limitation, services rendered by the recipient of such award, but shall not be issued for less than the minimum lawful consideration. Awards may be payable in cash, stock or other consideration or any combination thereof, as the Administrator shall designate in or (except as required by Section 4.2) by amendment to the award agreement.

        4.4 LIMITED RIGHTS. Except as otherwise expressly authorized by the Administrator or this Plan or in the applicable award agreement, a participant will not be entitled to any privilege of stock ownership as to any Common Shares not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        4.5 OPTION/STOCK APPRECIATION RIGHT PRICING LIMITS. The purchase price per share of the Common Shares covered by any option or the base price of any stock appreciation right shall be determined by the Administrator at the time of the grant, but shall not be less than 100% of the Fair Market Value of the Common Shares on the date of grant.

        4.6 TERM LIMITS. Any option, stock appreciation right, warrant or similar right shall expire and any other award shall vest not more than 10 years after the date of grant. An award may be converted or convertible, notwithstanding the foregoing limits, into or payable in, Common Shares or another award that otherwise satisfies the requirements of this Plan.

        4.7 TRANSFER RESTRICTIONS. Unless otherwise expressly provided in or permitted by this Section 4.7, by applicable law or by the award agreement, as the same may be amended, (i) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) awards shall be exercised only by the holder; and (iii) amounts payable or shares issuable pursuant to an award shall be delivered only to (or for the account of) the holder.

                4.7.1 EXCEPTIONS BY ADMINISTRATOR ACTION. The Administrator, in its sole discretion, may permit an award to be transferred to, exercised by and paid to certain persons or entities related to the participant, including but not limited to members of the participant's family, or trusts or other entities whose beneficiaries or beneficial owners are members of the participant's family, or to such other persons or entities as may be expressly approved by the Administrator, pursuant to such conditions and procedures as the Administrator may establish. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and on a basis consistent with the Company's lawful issue of securities and the incentive purposes of the award and this Plan. Notwithstanding the foregoing, awards intended as ISOs or restricted stock awards for purposes of the Code shall be subject to any and all additional transfer restrictions necessary to preserve their status as ISOs or restricted shares, as the case may be, under the Code.

                4.7.2 EXCLUSIONS. The exercise and transfer restrictions in this Section 4.7 shall not apply to:

                        (a)     transfers to the Company,

                        (b) the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                        (c) transfers pursuant to a domestic relations order (if approved or ratified by the Administrator), if (in the case of ISOs) permitted by the Code,

                        (d) if the participant has suffered a disability, permitted transfers to or exercises on behalf of the holder by his or her legal representative, or

                        (e) the authorization by the Administrator of "cashless exercise" procedures with third parties who finance or who otherwise facilitate the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

        4.8 TAX WITHHOLDING. Upon any exercise, vesting, or payment of any award, the Company shall:

                        (a) require the recipient (or his or her heirs, personal representatives or beneficiaries, as the case may be) to pay or provide for payment of the amount of any taxes which the Company or any subsidiary may be required to withhold with respect to such transaction; or

                        (b) deduct from any amount payable in cash the amount of any taxes that the Company or any subsidiary may be required to withhold with respect to such cash amount.

                4.8.1 POSSIBLE SHARE OFFSET. In any case where a tax is required to be withheld in connection with the delivery of Common Shares under this Plan, the Administrator may require or may permit (either at the time of the award or thereafter) the holder the right to offset, pursuant to such rules and subject to such conditions as the Administrator may establish, the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

        4.9 CASH AWARDS. The Administrator shall have the express authority to pay awards in cash under this Plan, whether in lieu of, in addition to or as part of another award.

5. TERM OF PLAN. No award shall be granted under this Plan after the tenth anniversary of the Effective Date of this Plan. After that date, this Plan shall continue in effect as to then outstanding awards. Any then outstanding award may be amended thereafter in any manner that would have been permitted earlier, except that no such amendment shall increase the number of shares subject to, comprising or referenced in the award or reduce the exercise or base price of an option or stock appreciation right or permit cash payments in an amount that exceeds the limits of Section 2 (as adjusted pursuant to Section 6.2

6.      ADJUSTMENTS; CHANGE IN CONTROL.

        6.1 CHANGE IN CONTROL; ACCELERATION AND TERMINATION OF AWARDS. Unless prior to a Change in Control Event, the Administrator determines that, upon its occurrence, benefits under any or all awards will not accelerate or determines that only certain or limited benefits under any or all awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event:

                (a) each option and stock appreciation right shall become immediately exercisable,

                (b) restricted stock shall immediately vest free of restrictions,

                (c) each award under Section 4.2 shall become payable to the participant,

                (d) the number of shares covered by each stock unit account shall be issued to the participant, and

                (e) any other rights of a participant under any other award will be accelerated to give the participant the benefit intended under any such award.

                In the case of a transaction intended to be accounted for as a pooling of interests transaction, the Administrator will have no discretion with respect to these events if the exercise of such discretion would cause the transaction to no longer be accounted for as a pooling of interests transaction.

                The Administrator may override the limitations on acceleration in this Section 6.1 by express provision in the award agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the award agreement or otherwise, in such circumstances as the Administrator may approve. Any acceleration of awards shall comply with applicable legal and regulatory requirements. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to or up to 30 days before the applicable event and/or reinstate the original terms of an award if an event giving rise to an acceleration does not occur.

                If any option or other right to acquire Common Shares under this Plan has been fully accelerated as required or permitted by this Plan but is not exercised prior to (i) a dissolution of the Company, or (ii) an event described in this Section 6.1 that the Company does not survive, or (iii) the consummation of an event described in Section 6.2 involving a Change in Control Event approved by the Board, such option or right will terminate, subject to any provision that has been expressly made by the Administrator or the Board through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such option or right.

        6.2 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Shares (whether in the form of cash, Common Shares, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Shares) or a sale of substantially all the assets of the Company as an entirety occurs. The Administrator will, in such manner and to such extent (if any) as it deems appropriate and equitable:

                (a) proportionately adjust any or all of (i) the number and type of shares of Common Shares (or other securities) that thereafter may be made the subject of awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Shares (or other securities or property) subject to any or all outstanding awards, (iii) the grant, purchase, or exercise price of any or all outstanding awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding awards, or (v) the Performance Goals or Performance Objectives appropriate to any outstanding awards, or

                (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding awards or the cash, securities or property deliverable to the holder of any or all outstanding awards based upon the distribution or consideration payable to holders of the Common Shares of the Company upon or in respect of such event.

In each case, with respect to awards of ISOs, no such adjustment will be made that would cause this Plan to violate Section 422 or 424 of the Code or any successor provisions without the written consent of holders materially adversely affected thereby. In any of such events, the Administrator may take such action sufficiently prior to such event if necessary or deemed appropriate to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

7.      PLAN AMENDMENT AND TERMINATION.

        7.1 AUTHORITY OF THE BOARD. Subject to Sections 7.2 and 7.3, the Board may amend or terminate this Plan at any time and in any manner.

        7.2 RESTRICTIONS. No amendment or termination of this Plan or change in or affecting any outstanding award shall deprive in any material respect the holder, without the consent of the holder, of any of his or her rights or benefits under or with respect to the award. Adjustments contemplated by Section 6 shall not be deemed to constitute a change requiring such consent.

        7.3 STOCKHOLDER APPROVAL. Stockholder approval shall be required for any amendment to this Plan that would:

                (a) materially increase the benefits accruing to participants under this Plan,

                (b) materially increase the number of securities which may be issued under this Plan, or

                (c) materially modify the requirements as to eligibility for participation in this Plan.

8. EFFECTIVE DATE. This Plan shall be effective as of the date of the Company's 2001 annual meeting of stockholders, subject to the approval of this Plan by the requisite vote of stockholders at that meeting.

9.      LEGAL MATTERS.

        9.1 COMPLIANCE AND CHOICE OF LAW; SEVERABILITY. This Plan, the granting and vesting of awards under this Plan and the issuance and delivery of Common Shares and/or the payment of money under this Plan or under awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities and banking laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

        9.2 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

        9.3 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents relating to this Plan or to any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Company or any subsidiary or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company or any subsidiary to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause.

10.     MISCELLANEOUS.

        10.1 UNFUNDED PLAN. Unless otherwise determined by the Administrator, this Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. This Plan shall not establish any fiduciary relationship between the Company or any subsidiary and any participant or other person. To the extent any person holds any rights by virtue of awards granted under this Plan, such rights (unless otherwise determined by the Administrator) shall be no greater than the rights of an unsecured general creditor of the Company.

        10.2 AWARDS NOT COMPENSATION. Unless otherwise determined by the Administrator, settlements of awards received by participants under this Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program or severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

        10.3 FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.

        10.4 FOREIGN PARTICIPANTS. No award shall be made to a participant who is a foreign national or who is employed by the Company or any subsidiary outside the United States of America if such award would violate applicable local law. In order to facilitate the making of an award, the Administrator may provide for such special terms for awards to participants who are foreign nationals, or who are employed by the Company or any subsidiary outside of the United States of America, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to or amendments to this Plan as it may consider necessary or appropriate for such purposes unless stockholder approval for any such change would be required in accordance with the provisions of Section 7.

        10.5 DEFERRAL. The Administrator may authorize, subject to such requirements or restrictions as it may impose, the deferral of any payment of cash or delivery of Common Shares or other property that may become due or payable under this Plan.

11.     DEFINITIONS.

        "ADMINISTRATOR" means the Compensation Committee of the Board or its successor, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m).

        "BOARD" means the Board of Directors of the Company.

        "BUSINESS COMBINATION" means a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not subsidiaries or other affiliates of the Company.

        "CHANGE IN CONTROL EVENT" means any of the following:

                (a) Approval by the stockholders of the Company (or, if no stockholder approval is required, by the Board) of the dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Change in Control Event under clause (b) below;

                (b) Consummation of a Business Combination, unless (1) as a result of the Business Combination, more than 50% of the outstanding voting power of the Successor Entity immediately after the reorganization is, or will be, owned, directly or indirectly, by holders of the Company's voting securities immediately before the Business Combination; (2) no "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Successor Entity or an Excluded Person, beneficially owns, directly or indirectly, more than 20% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (3) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination;

                (c) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any Excluded Person) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities, other than as a result of (1) an acquisition directly from the Company; (2) an acquisition by the Company; or (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

                (d) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least two-thirds (2/3) of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        "COMMON SHARES" mean the Company's Common Stock, par value $0.20 per share.

        "COMPANY" means Occidental Petroleum Corporation, a Delaware corporation.

        "EFFECTIVE DATE" means the date this Plan shall become effective, as set forth in Section 9 herein.

        "ELIGIBLE PERSON" means any person who is an officer or employee of the Company or any of its subsidiaries.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

        "EXCLUDED PERSON" means any employee benefit plan of the Company and any trustee or other fiduciary holding securities under a Company employee benefit plan or any person described in and satisfying the conditions of Rule 13d-1(b)(i) of the Exchange Act.

        "FAIR MARKET VALUE" means the last reported sales price of a share of Common Share on the New York Stock Exchange - Composite Transactions on the relevant date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale is transacted.

        "ISO" means an incentive stock option qualified under Section 422 of the Code.

        "PERFORMANCE-BASED AWARD" means an award whose grant, vesting, exercisability or payment depends upon on any one or more of the Performance Objectives, in each case relative to Performance Goals, on an absolute or relative basis (including comparisons to peer companies) or ratio with other Performance Objectives, either as reported currency or constant currency, pre-tax or after-tax, before or after special charges, for the Company on a consolidated basis or for one or more subsidiaries, segments, divisions or business units, or any combination of the foregoing. The applicable performance period may range from one to five years.

        "PERFORMANCE GOAL" means a preestablished targeted level or levels of any one or more Performance Objectives.

        "PERFORMANCE OBJECTIVES" mean any one or more of the following business criteria: A/R day sales outstanding, A/R to sales, debt, debt to debt plus stockholder equity, debt to EBIT or EBITDA, EBIT, EBITDA, EPS, EVA, expense reduction, interest coverage, inventory to sales, inventory turns, net income, operating cash flow, pre-tax margin, return on assets, return on capital employed, return on equity, sales, stock price appreciation, and total stockholder return (TSR), as defined further in Appendix A. These terms are used as applied under generally accepted accounting principles (if applicable) and in the Company's financial reporting.

        "PLAN" means this Occidental Petroleum Corporation 2001 Incentive Compensation Plan, as it may hereafter be amended from time to time.

        "QUALIFYING OPTIONS" mean options and stock appreciation rights granted with an exercise price not less than Fair Market Value on the date of grant. Qualifying Options are Performance Based-Awards.

        "RULE 16B-3" means Rule 16b-3 under Section 16 of the Exchange Act.

        "SECTION 162(M)" means Section 162(m) of the Code and the applicable regulations and interpretations thereunder.

        "SECTION 162(M) AWARD" means a Performance-Based Award intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m).

        "SHARE LIMIT" means the maximum number of Common Shares, as adjusted, that may be delivered pursuant to all awards granted under this Plan.

        "SUCCESSOR ENTITY" means the surviving or resulting entity or a parent thereof of a Business Combination.

                 APPENDIX A TO 2001 INCENTIVE COMPENSATION PLAN
                             PERFORMANCE OBJECTIVES

     The Performance Objectives shall have the meanings set forth below, in each case as reported in the financial statements of the Company or applicable subsidiary, division, segment, or unit ("financial statements").

     A/R DAY SALES OUTSTANDING means trade accounts receivable (A/R)(net of reserves) divided by latest historical day Sales.

     A/R TO SALES means the ratio of accounts receivable to Sales.

     DEBT means all accounts classified as such in the financial statements.

     DEBT TO DEBT PLUS STOCKHOLDER EQUITY means the ratio of Debt to Debt plus stockholder equity.

     DEBT TO EBIT OR EBITDA means the ratio of Debt to EBIT or EBITDA.

     EBIT means Net Income before interest expense and taxes, which may be adjusted for special charges, if any.

     EBITDA means Net Income before interest expense, taxes, depreciation and amortization, which may be adjusted for special charges, if any.

     EPS means Net Income divided by the weighted average number of Common Shares outstanding. The shares outstanding may be adjusted to include the dilutive effect of stock options, restricted stock and other dilutive financial instruments as required by generally accepted accounting principles.

     EVA means operating profit after tax (OPAT) (which is defined as Net Income after tax but before tax adjusted interest income and expense and goodwill amortization), less a charge for the use of capital (average total capital as such term is used below under "Return on Capital Employed"). Net Income may be adjusted for special charges and acquisition activity costs, if any. The charge for capital is the percentage cost of capital times the average total capital. The cost of capital is the weighted average cost of capital as calculated for the Company.

     EXPENSE REDUCTION means reduction in actual expense or an improvement in the expense to Sales ratio compared to a target or prior year actual expense to Sales ratio, which may be adjusted for special charges, if any.

     INTEREST COVERAGE means the ratio of EBIT or EBITDA to interest expense. Net Income may be adjusted for special charges.

     INVENTORY TO SALES means the ratio of total inventory to Sales.

     INVENTORY TURNS means the ratio of total cost of goods sold on a historical basis to average net inventory. This ratio may be adjusted for special charges, if any.

     NET INCOME means the difference between total Sales plus other revenues and net total costs and expenses, including income taxes.

     OPERATING CASH FLOW means the net cash provided by operating activities less net cash used by operations and investing activities as shown on the statement of cash flows. The numbers relating to the foregoing may be adjusted for special charges, if any.

     PRE-TAX MARGIN means the ratio of earnings before income taxes to Sales. Earnings may be adjusted for special charges, if any.

     RETURN ON ASSETS means the ratio of Net Income to total average assets including goodwill. Earnings may be adjusted for special charges and goodwill amortization for comparative purposes.

     RETURN ON CAPITAL EMPLOYED means the ratio of Net Income plus tax-effected interest expense to long-term Debt plus stockholder equity.

     RETURN ON EQUITY means the ratio of Net Income to stockholder equity.

     SALES means sales, service and rental income from third parties net of discounts, returns and allowances.

     STOCK PRICE APPRECIATION means an increase, or an average annualized increase, in the stock price or market value of the Common Shares of the Company after purchase of, or the date of grant of, an award or above a specified stock price.

     TOTAL STOCKHOLDER RETURN OR TSR means the appreciation in the price of a Common Share plus reinvested dividends over a specified period of time.

(PROXY CARD)

PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 20, 2001, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. Where no direction is given, such shares will be voted FOR Items 1, 2 and 3 and AGAINST Items 4 and 5. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

     Your proxy will be kept confidential in accordance with the Confidential Voting Policy described on page 1 of the Proxy Statement.

--------------------------------------------------------------------------------
                       /\   SIGN, DETACH AND RETURN   /\

                      VOTE BY INTERNET, TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    INTERNET
                           HTTP://WWW.EPROXY.COM/OXY
                   Use the Internet to vote your proxy.
                   Have your proxy card in hand when you
                   access the web site. You will be prompted to enter your control number, located in the box on the reverse side, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-840-1208

                   Use any touch-tone telephone to
                   vote your proxy. Have your proxy card
                   in hand when you call. You will be
                   prompted to enter your control number,
                   located in the box on the reverse side,
                   and then follow the directions given.

                                       OR

                                      MAIL

                   Mark, sign and date your proxy card and
                   return it in the enclosed postage-paid
                   envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                  \/   DETACH AND BRING TO ANNUAL MEETING   \/
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL
 AND PARKING FOR STOCKHOLDERS

o    From the I-10 West (Santa Monica Freeway)

o    Take 4th Street Exit, veer right and proceed to Colorado Blvd.

o    Turn Left onto Colorado and proceed to Ocean Ave.

o    Turn Right onto Ocean Ave and proceed 1/2 BLOCK PAST Wilshire Blvd.

o Please note that the address to the hotel is on Wilshire Blvd. PARKING IS NORTH OF WILSHIRE ON OCEAN AVE. (Parking will not be permitted at the Wilshire Blvd. entrance.)

o    Enter Hotel Valet Parking driveway on Ocean Ave.

THE PARKING FEE AT THE FAIRMONT MIRAMAR HOTEL WILL BE PAID BY OCCIDENTAL PETROLEUM CORPORATION

(REVERSE SIDE OF PROXY CARD)

he shares represented by this proxy card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                                                                     Please mark
                                                             [ X ]    your votes
                                                                       as this

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR ITEMS 1, 2 AND 3.                                    FOR     WITHHELD
                                                              ALL      FOR ALL
ITEM 1  The election as directors of the
following nominees:                                          [   ]     [   ]

(1) Ronald W. Burkle            (7)  Dale R. Laurance
(2) John S. Chalsty             (8)  Irvin W. Maloney
(3) Edward P. Djerejian         (9)  Rodolfo Segovia
(4) John E. Feick               (10) Aziz D. Syriani
(5) J. Roger Hirl               (11) Rosemary Tomich
(6) Ray R. Irani

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                     FOR    AGAINST    ABSTAIN

ITEM 2  The ratification of the selection           [   ]    [   ]      [   ]
of Arthur Andersen LLP as independent
public accountants.

ITEM 3  The approval of the 2001                    [   ]    [   ]      [   ]
Incentive Compensation Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.

                                                     FOR    AGAINST    ABSTAIN

ITEM 4  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
nominee reports.

ITEM 5  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
operations in Colombia.


IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW


Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

Signature                                            Date
         ------------------------------------------      -----------------------
Signature                                            Date
         ------------------------------------------      -----------------------

--------------------------------------------------------------------------------
                       /\   SIGN, DETACH AND RETURN   /\

                      VOTE BY INTERNET, TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    INTERNET
                           HTTP://WWW.EPROXY.COM/OXY
                   Use the Internet to vote your proxy.
                   Have your proxy card in hand when you
                   access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-840-1208

                   Use any touch-tone telephone to
                   vote your proxy. Have your proxy card
                   in hand when you call. You will be
                   prompted to enter your control number,
                   located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

                   Mark, sign and date your proxy card and
                   return it in the enclosed postage-paid
                   envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                  \/   DETACH AND BRING TO ANNUAL MEETING   \/
--------------------------------------------------------------------------------
 Bring this admission ticket with you to the meeting on April 20. Do not mail.

[OXY LOGO]  OCCIDENTAL PETROLEUM CORPORATION
            ANNUAL MEETING OF STOCKHOLDERS

This admission ticket admits you and ONE guest to the meeting. You will NOT be let in to the meeting without an admission ticket or other proof of stock ownership as of March 2, 2001, the record date.



                STARLIGHT BALLROOM          MEETING HOURS
                Fairmont Miramar Hotel      Registration begins 9:30 A.M.
                101 Wilshire Boulevard      Refreshments from 9:30 to 10:30 A.M.
                Santa Monica                Meeting starts at 10:30 A.M.


ADMISSION TICKET
Please see the back of this card for parking instructions.

1265-A (SOR)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN)


                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 20, 2001, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, J. Roger Hirl, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

--------------------------------------------------------------------------------
                       /\   SIGN, DETACH AND RETURN   /\

                                   [OXY LOGO]

YOUR VOTE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                  \/   DETACH AND BRING TO ANNUAL MEETING   \/
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL
 AND PARKING FOR STOCKHOLDERS

o    From the I-10 West (Santa Monica Freeway)

o    Take 4th Street Exit, veer right and proceed to Colorado Blvd.

o    Turn Left onto Colorado and proceed to Ocean Ave.

o    Turn Right onto Ocean Ave and proceed 1/2 BLOCK PAST Wilshire Blvd.

o Please note that the address to the hotel is on Wilshire Blvd. PARKING IS NORTH OF WILSHIRE ON OCEAN AVE. (Parking will not be permitted at the Wilshire Blvd. entrance.)

o    Enter Hotel Valet Parking driveway on Ocean Ave.

THE PARKING FEE AT THE FAIRMONT MIRAMAR HOTEL WILL BE PAID BY OCCIDENTAL PETROLEUM CORPORATION

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                                                                     Please mark
                                                             [ X ]    your votes
                                                                       as this

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR ITEMS 1, 2 AND 3.                                    FOR     WITHHELD
                                                              ALL      FOR ALL
ITEM 1  The election as directors of the
following nominees:                                          [   ]     [   ]

(1) Ronald W. Burkle            (7)  Dale R. Laurance
(2) John S. Chalsty             (8)  Irvin W. Maloney
(3) Edward P. Djerejian         (9)  Rodolfo Segovia
(4) John E. Feick               (10) Aziz D. Syriani
(5) J. Roger Hirl               (11) Rosemary Tomich
(6) Ray R. Irani

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                     FOR    AGAINST    ABSTAIN

ITEM 2  The ratification of the selection           [   ]    [   ]      [   ]
of Arthur Andersen LLP as independent
public accountants.

ITEM 3  The approval of the 2001                    [   ]    [   ]      [   ]
Incentive Compensation Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.

                                                     FOR    AGAINST    ABSTAIN

ITEM 4  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
nominee reports.

ITEM 5  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
operations in Colombia.


IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW


Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

Signature                                            Date
         ------------------------------------------      -----------------------
Signature                                            Date
         ------------------------------------------      -----------------------

--------------------------------------------------------------------------------
                       /\   SIGN, DETACH AND RETURN   /\

                      VOTE BY INTERNET, TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    INTERNET
                           HTTP://WWW.EPROXY.COM/OXY
                   Use the Internet to vote your proxy.
                   Have your proxy card in hand when you
                   access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-840-1208

                   Use any touch-tone telephone to
                   vote your proxy. Have your proxy card
                   in hand when you call. You will be
                   prompted to enter your control number,
                   located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

                   Mark, sign and date your proxy card and
                   return it in the enclosed postage-paid
                   envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                  \/   DETACH AND BRING TO ANNUAL MEETING   \/
--------------------------------------------------------------------------------
 Bring this admission ticket with you to the meeting on April 20. Do not mail.

[OXY LOGO]  OCCIDENTAL PETROLEUM CORPORATION
            ANNUAL MEETING OF STOCKHOLDERS

This admission ticket admits you and ONE guest to the meeting. You will NOT be let in to the meeting without an admission ticket or other proof of stock ownership as of March 2, 2001, the record date.



                STARLIGHT BALLROOM          MEETING HOURS
                Fairmont Miramar Hotel      Registration begins 9:30 A.M.
                101 Wilshire Boulevard      Refreshments from 9:30 to 10:30 A.M.
                Santa Monica                Meeting starts at 10:30 A.M.


ADMISSION TICKET
Please see the back of this card for parking instructions.

1265-B (PSA)

(VOTING INSTRUCTION CARD FOR THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN)


                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF OCCIDENTAL CHEMICAL CORPORATION
SAVINGS AND INVESTMENT PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 20, 2001, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Occidental Chemical Corporation Savings and Investment Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, J. Roger Hirl, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OCCIDENTAL CHEMICAL CORPORATION SAVINGS AND INVESTMENT PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

--------------------------------------------------------------------------------
                        /\  SIGN, DETACH AND RETURN   /\

                                   [OXY LOGO]

YOUR VOTE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                  \/   DETACH AND BRING TO ANNUAL MEETING   \/
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL
 AND PARKING FOR STOCKHOLDERS

o    From the I-10 West (Santa Monica Freeway)

o    Take 4th Street Exit, veer right and proceed to Colorado Blvd.

o    Turn Left onto Colorado and proceed to Ocean Ave.

o    Turn Right onto Ocean Ave and proceed 1/2 BLOCK PAST Wilshire Blvd.

o Please note that the address to the hotel is on Wilshire Blvd. PARKING IS NORTH OF WILSHIRE ON OCEAN AVE. (Parking will not be permitted at the Wilshire Blvd. entrance.)

o    Enter Hotel Valet Parking driveway on Ocean Ave.

THE PARKING FEE AT THE FAIRMONT MIRAMAR HOTEL WILL BE PAID BY OCCIDENTAL PETROLEUM CORPORATION

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                                                                     Please mark
                                                             [ X ]    your votes
                                                                       as this

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR ITEMS 1, 2 AND 3.                                    FOR     WITHHELD
                                                              ALL      FOR ALL
ITEM 1  The election as directors of the
following nominees:                                          [   ]     [   ]

(1) Ronald W. Burkle            (7)  Dale R. Laurance
(2) John S. Chalsty             (8)  Irvin W. Maloney
(3) Edward P. Djerejian         (9)  Rodolfo Segovia
(4) John E. Feick               (10) Aziz D. Syriani
(5) J. Roger Hirl               (11) Rosemary Tomich
(6) Ray R. Irani

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                     FOR    AGAINST    ABSTAIN

ITEM 2  The ratification of the selection           [   ]    [   ]      [   ]
of Arthur Andersen LLP as independent
public accountants.

ITEM 3  The approval of the 2001                    [   ]    [   ]      [   ]
Incentive Compensation Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.

                                                     FOR    AGAINST    ABSTAIN

ITEM 4  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
nominee reports.

ITEM 5  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
operations in Colombia.


IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW


Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

Signature                                            Date
         ------------------------------------------      -----------------------
Signature                                            Date
         ------------------------------------------      -----------------------

--------------------------------------------------------------------------------
                       /\   SIGN, DETACH AND RETURN   /\

                      VOTE BY INTERNET, TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    INTERNET
                           HTTP://WWW.EPROXY.COM/OXY
                   Use the Internet to vote your proxy.
                   Have your proxy card in hand when you
                   access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-840-1208

                   Use any touch-tone telephone to
                   vote your proxy. Have your proxy card
                   in hand when you call. You will be
                   prompted to enter your control number,
                   located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

                   Mark, sign and date your proxy card and
                   return it in the enclosed postage-paid
                   envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                  \/   DETACH AND BRING TO ANNUAL MEETING   \/
--------------------------------------------------------------------------------
 Bring this admission ticket with you to the meeting on April 20. Do not mail.

[OXY LOGO]  OCCIDENTAL PETROLEUM CORPORATION
            ANNUAL MEETING OF STOCKHOLDERS

This admission ticket admits you and ONE guest to the meeting. You will NOT be let in to the meeting without an admission ticket or other proof of stock ownership as of March 2, 2001, the record date.



                STARLIGHT BALLROOM          MEETING HOURS
                Fairmont Miramar Hotel      Registration begins 9:30 A.M.
                101 Wilshire Boulevard      Refreshments from 9:30 to 10:30 A.M.
                Santa Monica                Meeting starts at 10:30 A.M.


ADMISSION TICKET
Please see the back of this card for parking instructions.

1265-C (SIP)

(VOTING INSTRUCTION CARD FOR THE OXY VINYLS, L.P. SAVINGS PLAN)


                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE OXY VINYLS, L.P. SAVINGS PLAN:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 20, 2001, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Oxy Vinyls, L.P. Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, J. Roger Hirl, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE OXY VINYLS, L.P. SAVINGS PLAN WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

--------------------------------------------------------------------------------
                        /\  SIGN, DETACH AND RETURN   /\

                                   [OXY LOGO]

YOUR VOTE WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                  \/   DETACH AND BRING TO ANNUAL MEETING   \/
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL
 AND PARKING FOR STOCKHOLDERS

o    From the I-10 West (Santa Monica Freeway)

o    Take 4th Street Exit, veer right and proceed to Colorado Blvd.

o    Turn Left onto Colorado and proceed to Ocean Ave.

o    Turn Right onto Ocean Ave and proceed 1/2 BLOCK PAST Wilshire Blvd.

o Please note that the address to the hotel is on Wilshire Blvd. PARKING IS NORTH OF WILSHIRE ON OCEAN AVE. (Parking will not be permitted at the Wilshire Blvd. entrance.)

o    Enter Hotel Valet Parking driveway on Ocean Ave.

THE PARKING FEE AT THE FAIRMONT MIRAMAR HOTEL WILL BE PAID BY OCCIDENTAL PETROLEUM CORPORATION

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                                                                     Please mark
                                                             [ X ]    your votes
                                                                       as this

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR ITEMS 1, 2 AND 3.                                    FOR     WITHHELD
                                                              ALL      FOR ALL
ITEM 1  The election as directors of the
following nominees:                                          [   ]     [   ]

(1) Ronald W. Burkle            (7)  Dale R. Laurance
(2) John S. Chalsty             (8)  Irvin W. Maloney
(3) Edward P. Djerejian         (9)  Rodolfo Segovia
(4) John E. Feick               (10) Aziz D. Syriani
(5) J. Roger Hirl               (11) Rosemary Tomich
(6) Ray R. Irani

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                     FOR    AGAINST    ABSTAIN

ITEM 2  The ratification of the selection           [   ]    [   ]      [   ]
of Arthur Andersen LLP as independent
public accountants.

ITEM 3  The approval of the 2001                    [   ]    [   ]      [   ]
Incentive Compensation Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.

                                                     FOR    AGAINST    ABSTAIN

ITEM 4  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
nominee reports.

ITEM 5  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
operations in Colombia.


IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW


Please sign your name exactly as it appears printed hereon. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

Signature                                            Date
         ------------------------------------------      -----------------------
Signature                                            Date
         ------------------------------------------      -----------------------

--------------------------------------------------------------------------------
                       /\   SIGN, DETACH AND RETURN   /\

                      VOTE BY INTERNET, TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                                    INTERNET
                           HTTP://WWW.EPROXY.COM/OXY
                   Use the Internet to vote your proxy.
                   Have your proxy card in hand when you
                   access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                   TELEPHONE
                                 1-800-840-1208

                   Use any touch-tone telephone to
                   vote your proxy. Have your proxy card
                   in hand when you call. You will be
                   prompted to enter your control number,
                   located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

                   Mark, sign and date your proxy card and
                   return it in the enclosed postage-paid
                   envelope.

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                  \/   DETACH AND BRING TO ANNUAL MEETING   \/
--------------------------------------------------------------------------------
 Bring this admission ticket with you to the meeting on April 20. Do not mail.

[OXY LOGO]  OCCIDENTAL PETROLEUM CORPORATION
            ANNUAL MEETING OF STOCKHOLDERS

This admission ticket admits you and ONE guest to the meeting. You will NOT be let in to the meeting without an admission ticket or other proof of stock ownership as of March 2, 2001, the record date.



                STARLIGHT BALLROOM          MEETING HOURS
                Fairmont Miramar Hotel      Registration begins 9:30 A.M.
                101 Wilshire Boulevard      Refreshments from 9:30 to 10:30 A.M.
                Santa Monica                Meeting starts at 10:30 A.M.


ADMISSION TICKET
Please see the back of this card for parking instructions.

1265-D (OSA)

(PROXY CARD - BROKER)

PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                        OCCIDENTAL PETROLEUM CORPORATION

     DR. RAY R. IRANI, DR. DALE R. LAURANCE and AZIZ D. SYRIANI, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on April 20, 2001, and at any adjournment, as if the undersigned were present and voting at the meeting.

     The shares represented by this proxy will be voted as directed on the reverse side of this card. Where no direction is given, such shares will be voted FOR Items 1, 2 and 3 and AGAINST Items 4 and 5. In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

     If you wish to attend the Annual Meeting, you must bring proof of stock ownership as of March 2, 2001, the record date, such as a bank or brokerage statement or this proxy card.

1265-E (BRO)

(REVERSE SIDE OF PROXY CARD)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                                                                     Please mark
                                                             [ X ]    your votes
                                                                       as this

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR ITEMS 1, 2 AND 3.                                    FOR     WITHHELD
                                                              ALL      FOR ALL
ITEM 1  The election as directors of the
following nominees:                                          [   ]     [   ]

(1) Ronald W. Burkle            (7)  Dale R. Laurance
(2) John S. Chalsty             (8)  Irvin W. Maloney
(3) Edward P. Djerejian         (9)  Rodolfo Segovia
(4) John E. Feick               (10) Aziz D. Syriani
(5) J. Roger Hirl               (11) Rosemary Tomich
(6) Ray R. Irani

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)


--------------------------------------------------------------------------------


                                                     FOR    AGAINST    ABSTAIN

ITEM 2  The ratification of the selection           [   ]    [   ]      [   ]
of Arthur Andersen LLP as independent
public accountants.

ITEM 3  The approval of the 2001                    [   ]    [   ]      [   ]
Incentive Compensation Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.

                                                     FOR    AGAINST    ABSTAIN

ITEM 4  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
nominee reports.

ITEM 5  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
operations in Colombia.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

Signature                                            Date
         ------------------------------------------      -----------------------
Signature                                            Date
         ------------------------------------------      -----------------------

(VOTING INSTRUCTION CARD FOR THE EMPLOYEES THRIFT PLAN OF OXY USA INC.)


                        OCCIDENTAL PETROLEUM CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE EMPLOYEES THRIFT PLAN OF OXY USA INC.:

     I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on April 20, 2001, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Employees Thrift Plan of OXY USA Inc. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

     My vote for the election of directors is indicated on the reverse side. Nominees are: Dr. Ray R. Irani, Dr. Dale R. Laurance, Messrs. Ronald W. Burkle, John S. Chalsty, Edward P. Djerejian, John E. Feick, J. Roger Hirl, Irvin W. Maloney, Rodolfo Segovia, and Aziz D. Syriani and Miss Rosemary Tomich. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

     I UNDERSTAND THAT IN THE EVENT THAT I DO NOT RETURN THIS CARD, ANY SHARES HELD FOR MY ACCOUNT IN THE EMPLOYEES THRIFT PLAN OF OXY USA INC. WILL BE VOTED BY YOU IN ACCORDANCE WITH THE DIRECTION OF THE PLAN'S ADMINISTRATIVE COMMITTEE.

     IF YOU WISH TO ATTEND THE ANNUAL MEETING, YOU MUST BRING PROOF OF STOCK OWNERSHIP AS OF MARCH 2, 2001, THE RECORD, DATE SUCH AS A PLAN STATEMENT OR THIS VOTING INSTRUCTION CARD.

1265-F (TUL)

(REVERSE SIDE OF VOTING INSTRUCTION CARD)

The shares represented by this voting instruction card will be voted as directed below. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND AGAINST ITEMS 4 AND 5. THIS PROXY CARD WILL BE KEPT CONFIDENTIAL IN ACCORDANCE WITH THE CONFIDENTIAL VOTING POLICY DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT.

                                                                     Please mark
                                                             [ X ]    your votes
                                                                       as this

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR ITEMS 1, 2 AND 3.                                    FOR     WITHHELD
                                                              ALL      FOR ALL
ITEM 1  The election as directors of the
following nominees:                                          [   ]     [   ]

(1) Ronald W. Burkle            (7)  Dale R. Laurance
(2) John S. Chalsty             (8)  Irvin W. Maloney
(3) Edward P. Djerejian         (9)  Rodolfo Segovia
(4) John E. Feick               (10) Aziz D. Syriani
(5) J. Roger Hirl               (11) Rosemary Tomich
(6) Ray R. Irani

(To withhold authority to vote for any nominee(s), mark For all and write nominee(s) name(s) in the space provided below.)


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                                                     FOR    AGAINST    ABSTAIN

ITEM 2  The ratification of the selection           [   ]    [   ]      [   ]
of Arthur Andersen LLP as independent
public accountants.

ITEM 3  The approval of the 2001                    [   ]    [   ]      [   ]
Incentive Compensation Plan.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.

                                                     FOR    AGAINST    ABSTAIN

ITEM 4  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
nominee reports.

ITEM 5  The stockholder                             [   ]    [   ]      [   ]
proposal regarding
operations in Colombia.


Please sign your name exactly as it appears printed hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should sign their full title as such.

Signature                                            Date
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Signature                                            Date
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